Registration No. 33-5688

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 9 to FORM S-6 FOR REGISTRATION UNDER
THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

A.      Exact name of trust:
        Multistate Trust,
        Series 31


B.      Name of depositor:
        ADVEST, INC.


C.      Complete address of depositor's principal executive offices:
        ADVEST, INC.
        One Commercial Plaza
        280 Trumbull Street
        Hartford, Connecticut 06103


D.      Name and complete address of agents for service:
        LEE G. KUCKRO, Esq.
        Advest, Inc.
        One Commercial Plaza
        280 Trumbull Street
        Hartford, Connecticut 06103

        Copies of Comments to:
        ERIC F. FESS
        Chapman and Cutler
        111 West Monroe Street
        Chicago, Illinois 60603


It is proposed that this filing will become effective (check appropriate box)

o       immediately upon filing pursuant to paragraph (b)
xx      September 29, 1995
o       60 days after filing pursuant to paragraph (a)
o       on (date) pursuant to paragraph (a) of rule (485 or 486)


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                   Multistate Trust, Series 31

  NOTE: Part I of this Prospectus may not be distributed unless accompanied by Part II.

                   MULTISTATE TRUST, SERIES 31
                           7,255 Units
                       Prospectus, Part I
                    Dated: September 29, 1995

This Prospectus consists of two parts. The first contains a Summary of Essential Information as of June 30, 1995 (the "Pricing Date"), a summary of certain specific information regarding the Trust and the separate underlying trusts (the "State Trusts") and certified financial statements of each State Trust as of May 31, 1995 (the
"Date of Determination"), including the related Schedule of Investments as of the Date of Determination. Part II of this Prospectus contains a general summary of the Trust.

In the opinion of counsel, under existing law interest income to the Trust and, with certain exceptions, to Certificateholders is exempt from Federal income tax. In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes, when held by residents of the state the name of which appears in the name of such State Trust. With certain exceptions, capital gains, if any, will be subject to tax.

The Trust. Multistate Trust, Series 31 (the "Trust"), consists of three State Trusts designated as Maryland Tax Exempt Unit Trust 31 (the "Maryland Trust"), Missouri Tax Exempt Unit Trust Guaranteed 31 (the "Missouri Guaranteed Trust") and Virginia Tax Exempt Unit Trust 31 (the "Virginia Trust"), each formed for the purpose of investing in a diversified portfolio of tax exempt bonds (the "Bonds"), with the objectives of preservation of capital and of earning interest income free from both Federal income tax and to the extent indicated from state and local taxes in the State for which a State Trust is named and may include units of the same State Trust of previously-issued series of the Trust (the "Trust Units"). All of the Bonds comprising each State Trust (and all of the bonds underlying any Trust Units held by such State Trust) are obligations of the State for which such Trust is named, its political subdivisions, municipalities and public authorities or of certain United States territories or possessions and their public authorities. Payment of interest and return of capital by the issuers of the Bonds are dependent upon the continuing ability of the issuers of the Bonds (and of the bonds underlying any Trust Units) to meet their obligations. The Units being offered hereby are outstanding Units repurchased by the Sponsor in the secondary market or from the Trustee after having been tendered for redemption. For a summary of information about the composition of each State Trust portfolio, see "Schedule of Investments."

Sponsor. Advest, Inc. is the Sponsor of the Trust.

Public Offering Price. The Public Offering Price of a Unit of each State Trust is equal to the Sponsor's Bid Price per Unit, plus an amount equal to 2.55% of the Public Offering Price (2.62% of the Sponsor's Bid Price), 3.32% of the Public Offering Price
(3.43% of the Sponsor's Bid Price) and 3.60% of the Public Offering
Price (3.74% of the Sponsor's Bid Price) for the Maryland Trust,
Missouri Guaranteed Trust and Virginia Trust, respectively. If the Bonds in the Trust were available for direct purchase by investors, the purchase price of the Bonds would not include the sales charge included in the Public Offering Price of the Units. Had the Units of the Maryland Trust, Missouri Guaranteed Trust and Virginia
Trust been available for sale on the Pricing Date, the Public
Offering Price would have been $865.20, $559.59 and $970.56, respectively, plus accrued interest to expected date of settlement (three business days after such date) of $14.94, $14.34 and $17.05, respectively, semi-annually for a total of $880.14, $573.93 and $987.61, respectively, semi-annually. The Public Offering Price will vary on a daily basis from the amount stated in accordance with fluctuations in the prices of the underlying Bonds and the price to be paid by each investor will be computed as of the date the Units are purchased
(see "Public Offering of Units - Public Offering Price" in Part
II of the Prospectus).

       Please retain this Prospectus for future reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


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Estimated Current Return and Estimated Long-Term Return

The Estimated Current Return per Unit and the Estimated Long-Term
Return per Unit to Certificateholders of the Maryland Trust, Missouri Guaranteed Trust and Virginia Trust on the Pricing Date is set forth in "Summary of Essential Information" (see "The Trust -
Interest, Estimated Current Return and Estimated Long-Term Return" in Part II of the Prospectus).

Distributions

Distributions of interest and principal received by each State
Trust, pro rated on an annual basis, will be made to Certificateholders semi-annually on the distribution days indicated under "Summary of Essential Information" to holders of record on the first day of the month in which any such distribution is made unless the Certificateholder elects to receive interest distributions monthly
(see "Certificateholders - Rights of Certificateholders" in Part
II of the Prospectus).

Market for the Units

The Sponsor, although not obligated to do so, maintains and intends to maintain a secondary market for the Units at the related Sponsor's Bid Price, as more fully described in Part II of the Prospectus under "Public Offering of Units - Market for Units." If such a market is not maintained, a Certificateholder may be able to dispose of his Units only through redemption at prices based upon the bid prices of the underlying Bonds. Any Units repurchased by the Sponsor in the secondary market may be reoffered at the then current Public Offering Price including a sales charge (see "Public Offering of Units - Market for Units" in Part II of the Prospectus).


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                INFORMATION REGARDING THE TRUST

                       As of May 31, 1995
                (Except as Otherwise Indicated)

PORTFOLIOS - STATE RISK FACTORS AND TAX STATUS (N.B. TAX OPINIONS WHICH APPEAR HEREIN ARE AS RENDERED ON THE DATE OF DEPOSIT. CONSULT WITH YOUR TAX ADVISOR TO DISCUSS ANY RELEVANT CHANGES IN THE TAX
LAWS SINCE THE DATE OF DEPOSIT. INTEREST INCOME ON THE BONDS CONTAINED IN THE PORTFOLIO OF EACH STATE TRUST IS, IN THE OPINION OF BOND COUNSEL TO THE ISSUING GOVERNMENTAL AUTHORITIES, EXCLUDIBLE FROM
GROSS INCOME UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED
(THE "CODE"). SEE "THE TRUST - TAX STATUS OF THE TRUST" IN PART
II OF THE PROSPECTUS FOR INFORMATION REGARDING FEDERAL TAXATION.)

Maryland Trust

Some of the significant financial considerations relating to the investments of the Maryland Trust are summarized below. This information is derived principally from official statements and preliminary official statements relating to issues of Maryland obligations and does not purport to be a complete description.

The State's total expenditures for the fiscal years ending June
30, 1990, June 30, 1991 and June 30, 1992 were $11.019, $11.304 and $11.657 billion, respectively. As of January 13, 1993, it was estimated that total expenditures for fiscal 1993 would be $11.897 billion. The State's General Fund, representing approximately 55%60% of each year's total budget, had a surplus on a budgetary basis of $57 million in fiscal year 1990, $55 thousand in fiscal year 1991, and a deficit of $56 million in fiscal 1992. The Governor of Maryland reduced fiscal 1993 appropriations by $56 million to offset the fiscal 1992 deficit. The State Constitution mandates a balanced budget.

The 1993 fiscal year budget was enacted in April 1992 which, together with legislation enacted in 1992, involved the transfer of certain funds, new fees and taxes, and alteration of certain statutory
State expenditure programs. When the 1993 budget was enacted, it was estimated that the General Fund surplus at June 30, 1993 would be approximately $10 million on a budgetary basis. During the final months of fiscal year 1992 and the initial months of fiscal year 1993, collections of State revenues were below the levels estimated at the time of the adoption of the 1993 budget.
The Governor proposed a cost containment plan to address this revenue shortfall and to provide reserves to finance potential deficiency appropriations. On September 30, 1992, the Board of
Public Works approved the Governor's proposal to reduce General
Fund apropriations by $168 million. The Board of Public Works also approved the Governor's proposal to reduce the special fund appropriations for the Department of Transportation by $30 million. Legislation was introduced at the 1993 session of the General
Assembly to transfer this $30 million to the General Fund, as well as $10 million from various other special funds. In a special session held in November, 1992, the General Assembly enacted legislation reducing State aid to local governments by $147 million. In addition, other elements of the Governor's original cost containment plan are in the process of being implemented or revised.

The public indebtedness of Maryland and its instrumentalities is divided into three basic types. The State issues general obligation bonds, to the payment of which the State ad valorem property tax is exclusively pledged, for capital improvements and for various State-sponsored projects. The Department of Transportation of
Maryland issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance.

According to the most recent available ratings, general obligation bonds of the State of Maryland are rated "Aaa" by Moody's and "AAA" by Standard & Poor's, as are those of Baltimore County, a separate political entity surrounding Baltimore City. General obligation bonds of Montgomery County, located in the suburbs of Washington, D.C., are rated "Aaa" by Moody's and "AAA" by Standard
& Poor's. General obligation bonds of Prince George's County, the second largest metropolitan county, which is also in the suburbs of Washington, D.C., are rated "A1" by Moody's and "AA-" by Standard
& Poor's. The general obligation bonds of other counties of the State that are rated by Moody's carry an "A" rating or better except for those of Allegany County, which are rated "Baa." The most populous municipality in Maryland is Baltimore City, the general obligation bonds of which are rated "A1" by Moody's and "A" by Standard & Poor's. The majority of Maryland Health and
Higher Education Authority and State Department of Transportation revenue bond issues have received an "A" rating or better from Moody's.

While the ratings and other factors mentioned above indicate that Maryland and its principal subdivisions and agencies are addressing the effects of the economic recession and, overall, are in satisfactory economic health, there can, of course, be no assurance that this will continue or that particular bond issues may not be adversely affected by changes in state or local economic or political conditions.

In the opinion of Semmes, Bowen & Semmes, special Maryland counsel on Maryland income tax matters, under existing Maryland income tax law as of the Date of Deposit, applicable to individuals who are Maryland residents:


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The Maryland Trust will be treated as a trust for Maryland income tax purposes and not as an association taxable as a corporation. Each transaction of the Trust will be treated for such purposes as a transaction of the several Certificateholders and not as a transaction of the Trust that could give rise to Maryland taxable income to the Trust.

The Maryland income tax is imposed upon the taxable income of resident individuals. The counties and City of Baltimore are required by State law to levy local income taxes that "piggyback" the state income tax; i.e., these taxes are determined as a percentage ranging from 20% to 50% of the liability of the resident for the state income tax. The local income tax applies to individuals who are residents of the local jurisdictions. The calculation of the Maryland taxable income of a resident individual begins with federal adjusted gross income. Certain modifications are specified, but no such modification requires the addition of interest on obligations of the State of Maryland, its agencies, authorities or political subdivisions, or on bonds issued by the Government of Puerto Rico or by its authority if the interest on such bonds has been determined by bond counsel for the specific issue to be exempt under federal law from federal and state income taxation. Accordingly, amounts representing tax exempt interest for federal income tax purposes received by the Trust with respect to such obligations will not be taxed to the Trust or, except as described in the next paragraph, to the resident individual Certificateholder, for Maryland income tax purposes.

For federal income tax purposes, interest may be taxable to a recipient who is, or is a related person to, a substantial user of facilities financed with proceeds of certain obligations upon which such interest is paid. Maryland statutory income tax exemptions are independently provided for interest on certain state, county, and municipal obligations and on obligations of certain agencies thereof. Where such an independent exemption is provided, interest on obligations covered thereby is exempt from Maryland income tax without regard to any exemption from federal income taxes for such interest. In all other cases, the Maryland exemption would be derived from and, therefore, would be coterminous with and subject to the exceptions applicable to the federal exemption.

As a general rule, to the extent that gain from the sale, exchange or other disposition of obligations held by the Trust (whether as a result of a sale or exchange of such obligations by the Trust or as a result of a sale or exchange of a Unit by a Certificateholder) is includable in the federal adjusted gross income of a resident individual, such gain will be included in the calculation of the Certificateholder's Maryland taxable income. However, under the Maryland income tax law, any profit realized upon the sale or exchange of bonds issued by the State of Maryland and its political subdivisions is specifically excluded from the computation of the Maryland taxable income of individuals. Additionally, by virtue of other Maryland legislation, profit made on the sale of obligations of certain Maryland issuers is expressly exempt from Maryland income taxation.

The Maryland income tax law provides that 50% of the sum of certain items of tax preference are to be added to Federal adjusted gross income for purposes of determining Maryland taxable net income.
The federal net capital gain deduction is considered to be an item of preference for this purpose. This required addition to federal adjusted gross income is applicable unless an express exemption (as opposed to the general exclusion of such gain under Maryland income tax law) exists as to the profit realized upon the sale or exchange of the obligation. Although there are no Maryland authorities on point, it is possible that Maryland could take the position that the statutory exclusion or exemption of profit on obligations described in the preceding paragraph requires a disallowance in the calculation of Maryland income tax of any loss that may be realized on such obligations.

Gain or loss on the Units or as to underlying Bonds for Maryland income tax purposes would be determined by taking into account the basis adjustments for federal income tax purposes described in the Prospectus.

As the Maryland taxable net income of an individual who is a resident of Maryland is based on federal adjusted gross income and also on federal itemized deductions, interest expense which is disallowed as a deduction for federal income tax purposes as is discussed in more detail in the Prospectus would also be disallowed for Maryland income tax purposes.

Reference is made to the discussion in the Prospectus relating to the H.R. 3838 as passed by the United States House of Representatives on December 17, 1985, currently pending before the United States Congress. As stated above, certain Bonds in the Trust may derive their Maryland income tax exemption from the corresponding federal income tax exemption. As a result, any loss of the federal income tax exemption because of noncompliance with the provisions of H.R. 3838 (or because of the relationship of the holder of the bond to the user of the facility financed therewith) could, with respect to these Bonds, result in a loss of the Maryland income tax exemption. Additionally, the inclusion in Maryland taxable income of 50% of the tax preference items specified in the Internal Revenue Code is required as described above. Under H.R. 3838 interest on certain obligations may be subject to the federal alternative minimum income tax and, as such, could be includable, in part, in Maryland taxable income.

As no opinion is expressed regarding the Maryland tax consequences of Certificateholders other than individuals who are Maryland residents, tax counsel should be consulted by other prospective Certificateholders. H.R. 3838 contains provisions relating to investing in tax exempt obligations which could have a corresponding effect on the Maryland tax liability of the Certificateholder.


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Tax counsel should be consulted as to other Maryland tax consequences not specifically considered herein, and as to the Maryland tax status of taxpayers other than resident individuals who are Certificateholders in the Maryland Trust. By way of example, no opinion is expressed as to the tax consequences under the Maryland franchise tax applicable to a financial institution which is a Certificateholder in the Maryland Trust. Further, no opinion is being rendered as to the Maryland tax consequences resulting from any proposed or future federal tax legislation, except with respect to H.R. 3838, as set forth above.

Missouri Guaranteed Trust

The following discussion regarding constitutional limitations and the economy of the State of Missouri is included for the purpose of providing general information that may or may not affect issuers of the Bonds in Missouri.

Missouri's population was 5,117,000 according to the 1990 census of the United States Bureau of the Census, which represented an increase of 200,000 or 4.1% from the 1980 census of 4,917,000 inhabitants. Based on the 1990 population, Missouri was the 15th largest state in the nation and the third most populous state west of the Mississippi River, ranking behind California and Texas. In 1994, the State's population was estimated to be 5,278,000 by the United States Bureau of the Census.

Agriculture is a significant component of Missouri's economy. According to data of the United States Department of Agriculture, Missouri ranked 16th in the nation in 1993 in the value of cash receipts from farm marketing, with over $4.1 billion. Missouri is one the nation's leading purebred livestock producers. In 1993, sales of livestock and livestock products constituted nearly 56% of the State's total agricultural receipts.

The average value of farm land and buildings is $762 per acre as of January 1, 1994, which is 102% of the U.S. average. The State improved its ranking to second in 1980 (and continues that position to date) in the total number of farms, although the trend continues toward fewer, larger farms.

Missouri is one of the leading mineral producers in the Midwest, and ranked 15th nationally in 1993 in the production of nonfuel minerals. Total preliminary value of mineral production in 1993 was approximately $832 million. The State continues to rank first in the nation in the production of lead. Lead production in 1993 was valued at over $193 million. Missouri also ranks first in the production of refractory clay, third in barite, fourth in production of zinc and is a leading producer of lime, cement and stone.

According to data obtained by the Missouri Division of Employment Security, in 1993 over two million workers had nonagricultural jobs in Missouri. Nearly 27% of these workers were employed in services, approximately 24% were employed in wholesale and retail trade, and 17% were employed in manufacturing. In the last ten years, Missouri has experienced a significant increase in employment in the service sector and in wholesale and retail trade.

In 1993, per capita income in Missouri was $19,463, a 2.6% increase over the 1992 figure of $18,970. For the United States as a whole, per capita income in 1993 was $20,817, a 3.6% increase over the 1992 per capita income of $20,105.

Although the June 1993 revenue estimate had been revised downward by $27.5 million, the State budget for fiscal year 1993 remained balanced due primarily to delayed spending for desegregation capital projects. The downward revision in revenues was considered necessary because of weak economic performance, and more importantly an economic outlook for the second half of fiscal year 1993 which projected slower growth than was anticipated in June 1992.

For fiscal year 1994, the majority of revenues for the State of Missouri will be obtained from individual income taxes (53.1%), sales and use taxes (30.0%), corporate income taxes (5.9%) and county foreign insurance taxes (3.0%). Major expenditures for fiscal year 1994 include elementary and secondary education (30.6%), human services (25.4%), higher education (14.8%) and desegregation (8.9%).

The fiscal year 1994 budget balances resources and obligations based on the consensus revenue and refund estimate and an opening balance resulting from continued withholdings and delayed spending for desegregation projects. The total general revenue operating budget for fiscal year 1994 exclusive of desegregation is $3,844.6 million.

As of December 31, 1994, the state has spent $2.2 billion on the desegregation cases in St. Louis and Kansas City. At the end of fiscal year 1995, that total will rise to an estimated $2.6 billion.
The revised estimate for fiscal year 1995 is $358.9 million and the projection for fiscal year 1996 is $344.4 million. This expected decline is due to the completion of many of the court-ordered capital improvements projections. The state's obligation for desegregation capital improvements was paid for with one-time revenue sources.
After deducting the one-time capital improvements costs, the ongoing increase required from general revenue growth is $42.3 million.
The increase is due to significant increases required by new St.
Louis magnet schools, general salary increases ordered by the federal district court in Kansas City and the costs of voluntary interdistrict transfers in both cases. These estimates are subject to variables including actions of the school districts and participating students, future court orders and the expenditure rates of the school districts.

According to the United States Bureau of Labor Statistics, the
1993 unemployment rate in Missouri was 6.4% and the 1994 rate was 4.9%. Although not strictly comparable, the preliminary seasonally adjusted rate for March of 1995 was 4.7%.


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Currently, Moody's Investors Service rates Missouri general obligation bonds "Aaa" and Standard & Poor's rates Missouri general obligation bonds "AAA." Although these ratings indicate that the State of Missouri is in relatively good economic health, there can be, of course, no assurance that this will continue or that particular bond issues may not be adversely affected by changes in the State or local economic or political conditions.

In the opinion of Blackwell Sanders Matheny Weary & Lombardi, special Missouri counsel on Missouri income tax matters, which relies on the opinion of Brown & Wood as to federal tax matters, under existing Missouri income tax law, as of the Date of Deposit, applicable to individuals who are Missouri residents:

1. The Missouri Guaranteed Trust is not an association taxable as a corporation for Missouri income tax purposes.

2. The income of the Missouri Guaranteed Trust will be treated as the income of the Missouri Certificateholders. The interest on the Bonds held by the Missouri Guaranteed Trust that would not be includable in Missouri adjusted gross income when paid directly to a Missouri Certificateholder will not be includable in the Certificateholder's Missouri adjusted gross income when received by the Missouri Guaranteed Trust or when distributed to Missouri Certificateholders.

3. To the extent that gain or loss is recognized for Federal income tax purposes, each Certificateholder of the Missouri Guaranteed Trust will recognize gain or loss for Missouri income tax purposes if the Trustee disposes of a Bond (whether by sale, payment on maturity, retirement or otherwise) or if the Certificateholder redeems or sells Units. Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Certificateholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount equal to their original cost.

4. Insurance proceeds representing maturing interest allocable or distributed to a Missouri Certificateholder will be excluded from such Certificateholder's Missouri adjusted gross income if and to the same extent as such proceeds are excluded from such Certificateholder's federal adjusted gross income.

Virginia Trust

The Trust is susceptible to political, economic or regulatory factors affecting issuers of Virginia Bonds. Without intending to be complete, the following briefly summarizes some of these matters, as well as some of the complex factors affecting the financial situation in the Commonwealth of Virginia (the "Commonwealth" or "Virginia"). This information is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Virginia. No independent verification has been made of the accuracy or completeness of the following information. Only Units of the Virginia Trust (and any other trust specified which has been registered for sale to Virginia residents) will be offered to residents of Virginia by this Prospectus.

There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances generally will not adversely affect the market value of Virginia Bonds held in the portfolio of the Trust or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

The Commonwealth's financial condition is supported by a broad-based economy, including manufacturing, tourism, agriculture, ports, mining and fisheries. Manufacturing continues to be a major source of employment, ranking behind only services, wholesale and retail trade, and government (federal, state and local). The federal government is a major employer in Virginia due to the heavy concentration of federal employees in the metropolitan Washington, D.C., segment of Northern Virginia and the military employment in the Hampton
Roads area, which houses the nation's largest concentration of military installations, although civilian defense employment has been affected by the retrenchment of the military sector and is likely to decrease further.

Although the Commonwealth enjoyed an economic boom in the mid-1980s, the Commonwealth's economy began to slow toward the end of the decade, and went into a recession with the rest of the nation after July, 1990. Gradual recovery has continued since the recession's end in March, 1991, with the Virginia economy providing reason for restrained optimism in fiscal year 1994. Employment figures furnished more encouragement than did income data. The state unemployment rates continued to be a bright spot, dropping to 4.9 percent for fiscal year 1994, compared to 6.4 percent nationally. However, the possibility of more defense cutbacks and additional plant downsizings provided two cautionary notes. Real taxable sales have nearly reached the pre-recession level of fiscal year 1990.

The impact of national trends on the Commonwealth is clearly seen in personal income figures. While year-to-year percentage changes in the Commonwealth personal income generally parallel those at the national level, the Commonwealth figures were higher during the first half of the 1980s. The differential has narrowed since
1988. In the first quarter of 1994, the most recent available, Virginia's growth rate was 6.1 percent compared to 3.9 percent for the nation. While Virginia's real per capita personal income surpassed the national figure in 1982 and has continued to exceed it, the relative differential has been narrowing since 1989 and is now the smallest since 1985. Virginia's 1989 maximum was 106 percent


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of national per capita income while the 1993 figure was 104 percent. In comparison with the South Atlantic region, Virginia's real per capita income has declined from a peak of 108 percent in 1989 to 106 percent in 1993.

Virginia's nonagricultural employment figure has also mirrored the national economy. For fiscal year 1994 Virginia's nonagricultural employment rose 2.9 percent, comparable to the pre-recession rate.
Total nonagricultural employment for Virginia in June 1994 was a record high. During the period 1983-1990, the Commonwealth substantially outpaced the nation in growth of nonagricultural employment, with
4.1 percent average annual growth compared to 2.8 percent nationally; however, the trend lines for both have been nearly parallel since
1990. For the period 1985-1990, the Commonwealth went ahead of the South Atlantic region, but was hit harder during the recession in 1990 and the defense adjustment. Since then, the region has outperformed the Commonwealth.

With respect to unemployment, Virginia's unemployment rate has consistently been below that of the nation. For the decade of 1980 to 1990, the differential has been two percentage points, although it decreased to below one percentage point in 1991 and 1992. For the first six months of FY 1994, the Commonwealth's unemployment rate was 4.9 percent, compared to the national rate of 6.4 percent.

Employment trends in Virginia are varied from sector to sector and from region to region. Most sectors showed dramatic improvement compared to the anemic performance in fiscal year 1993. Employment grew in seven of ten categories. This past fiscal year's growth was led by a 5.4 percent employment jump in the construction sector and 5.3 percent in services. Federal civilian employment slipped
3 percent, the result of continued defense cutbacks and an effort to downsize. Once again, the greatest percent loss was in mining, which suffered a 7.7 percent drop, a 40 percent greater loss than the previous year. The service sector continued to grow and mining and manufacturing are now at lower levels than in 1980. Employment trends also varied among regions. All of the Commonwealth's metropolitan statistical areas showed increased employment from fiscal year
1993 to fiscal year 1994, ranging from 1.1 percent to 4.3 percent, with most employment increases being experienced in metropolitan areas.

Highest rates of unemployment were found in southwest Virginia where mining jobs have been lost and the lowest unemployment rates were seen in Northern Virginia where much federally-related employment is concentrated. As would be expected, there was great overlap between areas of lowest unemployment and those of highest per capita income.

Virginia appears to have fully participated in the national economic recovery, which has been slow by historic standards. The state has not yet returned to pre-recession growth rates for several measures, particularly real per capita personal income. The next round of defense cutbacks and the uncertain duration of the economic recovery are continuing sources of concern. A growing diversification of the state's export base is encouraging for the long-term but will not insulate the state from vulnerability to increased competition against its major products and to economic conditions abroad.

The Commonwealth of Virginia has historically operated on a fiscally conservative basis and is required by its Constitution to have a balanced biennial budget. At the end of June 30, 1994, fiscal year, the General Fund had an ending fund balance, computed on a budgetary cash basis, of $518.7 million, of which $81 million was in required reserves. Approximately $430 million of the general fund balance was designated for expenditure during the next fiscal year, leaving an undesignated, unreserved fund balance of $59.7 million, the third consecutive such undesignated fund balance. Computed on a modified accrual basis in accordance with generally accepted accounting principles, the General Fund balance at the end of the fiscal year ended June 30, 1994, was $185.3 million, compared with a General Fund balance of minus $78.8 million at the end of the fiscal year ended June 30, 1993. This is the second year since 1989 that the General Fund, measured on a modified accrual basis, has shown a positive fund balance.

As of June 30, 1994, total debt for the Commonwealth aggregated $8.4 billion. Of that amount, $2.5 billion was tax-supported. Outstanding general obligation bonded debt backed by the full faith and credit of the Commonwealth was $792 million at June
30, 1994. Of that amount, $500 million was also secured by revenue producing capital projects.

The Virginia Constitution contains limits on the amount of general obligation bonds which the Commonwealth can issue. These limits are substantially in excess of current levels of outstanding bonds, and at June 30, 1994 would permit an additional total of approximately $5.6 billion of bonds secured by revenue-producing projects and approximately $5.8 billion of unsecured general obligation bonds for capital projects, with not more than approximately $921 million of the latter to be issued in any four-year period. Bonds which are not secured by revenue-producing projects must be approved in a State-wide election.

The Commonwealth of Virginia maintains a "triple A" bond rating from Standard & Poor's, Moody's Investors Service and Fitch Investors Service on its general obligation indebtedness, reflecting in part its sound fiscal management, diversified economic base and low debt ratios. There can be no assurances that these conditions will continue. Nor are these same conditions necessarily applicable to securities which are not general obligations of the Commonwealth. Securities issued by specific municipalities, governmental authorities or similar issuers may be subject to economic risks or uncertainties peculiar to the issuers of such securities or the sources from which they are to be paid.


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In the opinion of Wilcox & Savage, special Virginia counsel on Virginia tax matters, which relies on the opinion of Brown & Wood regarding Federal income tax matters relating to the Multistate Trust, under existing law, as of the Date of Deposit, applicable to individuals who are Virginia residents:

(1) The Virginia Trust will be treated as a trust and not as an association taxable as a corporation for Virginia income tax purposes.

(2) Since the Virginia Trust will be treated as a grantor trust for Federal income tax purposes, it will not be deemed to have any Virginia taxable income subject to the Virginia income tax on trusts. All Virginia Trust income will instead be treated as received directly by the Virginia Trust Certificateholders in proportion to their respective number of Units.

(3) The ownership of Virginia Trust Units will not subject a nonresident Certificateholder (not otherwise subject to Virginia tax jurisdiction) to the Virginia income tax on nonresidents.
Nor will amounts received from or accrued with respect to the Virginia Trust by nonresident Certificateholders (who are otherwise subject to Virginia tax jurisdiction) constitute income from Virginia sources subject to the Virginia income tax.

(4) Virginia income taxes are assessed upon the modified Federal adjusted gross income of a resident individual, corporation, estate or trust. Interest paid on or accrued with respect to the obligations which will be held by the Virginia Trust will not be taxed to resident Certificateholders for Virginia income tax purposes to the extent such interest would be exempt from Federal income taxation if received directly by an individual and to the extent the obligations held by Virginia Trust are (i) obligations of the Commonwealth of Virginia, its political subdivisions, municipalities and public authorities, (ii) obligations issued by or by authority of Guam, Puerto Rico or the Virgin Islands the interest on which is by Federal statute exempt from income taxation by all states, including Virginia, or (iii) units of a Virginia Trust of a previously issued series of the Multistate Trust containing only such obligations. Additionally, independent of the Federal income tax treatment accorded such interest, interest on obligations of the Commonwealth of Virginia, its political subdivisions, and instrumentalities is exempt from Virginia income tax by express provisions of Virginia law.

(5) Generally, to the extent that a resident Certificateholder recognizes gain or loss for Federal income tax purposes as a result of a disposition of an obligation in the Virginia Trust (whether by sale, payment at maturity, exchange or redemption) or a sale or redemption of his Units, such gain or loss will also be taken into account in determining the Certificateholder's Virginia taxable income. Under certain enabling legislation, such as the Virginia Industrial and Development and Revenue Bond Act, the Virginia Education Loan Authority Act, and the Virginia Housing Development Authority Act, however, profit from the sale of obligations issued by authorities created thereunder is exempt from all Virginia taxation. Thus, to the extent an obligation held by the Virginia Trust is an obligation of the type described in the preceding sentence, transfer of such obligation (including any profit made on the sale thereof) is free from Virginia taxation. Inasmuch as the legislation described above refers specifically and only to profit on the sale of the described obligations, counsel does not construe the exemption of such profit from Virginia taxation to require a similar disallowance of losses with respect to the sale or disposition of such obligations. Counsel is advised, however, that the Virginia Department of Taxation takes a contrary view.

(6) Interest expense incurred or continued by a Virginia resident to purchase Virginia Trust Units which is not deductible for Federal income tax purposes would also not be deductible for purposes of the Virginia income tax.

(7) Income and intangible personal property, such as the Virginia Trust Units and the obligations represented thereby, are subject to State taxation only and may not be taxed by any political subdivision of the State. The obligations in the Virginia Trust and the Units therein are not subject to any Virginia taxes on capital or intangible personal property applicable to individuals who are Virginia residents.

(8) Virginia does not impose a tax on gifts. In the case of a resident decedent, Virginia imposes an estate tax equal to the maximum state death tax credit allowable against the estate's
Federal estate tax. Accordingly, inclusion of the Units in an estate would increase by equal amounts both the applicable Virginia estate tax and the corresponding Federal state death tax credit.
The determination of whether the Units are subject to the Virginia estate tax will therefore have no effect upon the aggregate amount of Federal and Virginia estate taxes payable. In the case of a non-resident decedent, Virginia imposes a tax equal to the apportioned Federal state death tax credit, but we are of the opinion that the Units will be deemed to be located in the state in which the decedent Certificateholder is domiciled for purposes of computing such apportionment.

(9) No opinion is expressed with respect to the effect of any proposed or future legislation, including H.R. 3838 referred to in the Prospectus, on the Virginia tax liability of any Certificateholder. Prospective investors should consult tax counsel as to the potential effect of such legislation and as to Virginia taxation of Certificateholders who are not individual Virginia residents.


Page A-8



MULTISTATE TRUST, SERIES 31
SUMMARY OF ESSENTIAL INFORMATION
AT JUNE 30, 1995
=================================

                                                                    Missouri
                                                                   Guaranteed     Virginia
                                                Maryland Trust        Trust        Trust
                                                --------------  --------------  --------------
Face Amount of Securities in Trust              $   1,800,000   $   930,000     $   2,250,000
Number of Units                                         2,754         1,815             2,686
        Fractional Undivided Interest in
                Trust represented by each Unit        1/2,754       1/1,815           1/2,686
Public Offering Price:
        Aggregate Bid Price of Underlying
                Securities                      $2,322,012.88   $981,960.12     $2,513,069.39
                                                =============   ===========     =============
        Divided units in trust                  $      843.14   $    541.02     $      935.61
        Plus Sales Charge                               22.06         18.57             34.95
                                                -------------   -----------     -------------
        Plus Offering Price per Unit            $      865.20*  $    559.59*    $      970.56*
                                                =============   ===========     =============
Unit Value for Purposes of
        Redemption                              $      843.14   $    541.02     $      935.61
Excess of Public Offering Price
        per Unit over Redemption
        Value per Unit                          $       22.06   $     18.57     $       34.95
Calculation of Estimated
        Net Annual Interest Income
                per Unit



--------------------------------
MONTHLY:
--------
        Annual interest income per Unit         $       49.41   $     41.42     $       56.71
        Less estimated annual expenses
                per Unit                                 2.15          2.51              2.43
        Less annual premium on portfolio
                insurance per Unit                          -           .50                 -
                                                -------------   -----------     -------------
        Estimated net annual interest
                income per unit                 $       47.26   $     38.41     $       54.28
                                                =============   ===========     =============



MULTISTATE TRUST, SERIES 31
SUMMARY OF ESSENTIAL INFORMATION
AT JUNE 30, 1995
(Continued)
================================


                                                                    Missouri
                                                                   Guaranteed     Virginia
                                                Maryland Trust        Trust        Trust
                                                --------------  --------------  --------------
SEMI-ANNUAL:
------------
        Annual interest income per Unit         $49.41          $41.42          $56.71
        Less estimated annual expenses
                per Unit                          1.71            2.12            1.85
        Less annual premium on portfolio
                insurance per Unit                  -              .50               -
                                                ------          ------          ------
        Estimated net annual interest
                income per unit                 $47.70          $38.80          $54.86
                                                ======          ======          ======
--------------------------
*       Plus accrued interest to expected
         date of settlement (three
         business days after
         purchase) of
                    Monthly                     $10.16          $11.31          $11.80
                Semi-annual                     $14.94          $14.34          $17.05


MULTISTATE TRUST, SERIES 31
SUMMARY OF ESSENTIAL INFORMATION
AT JUNE 30, 1995
(Continued)
================================

Per Unit Information


                                                                    Missouri
                                                                   Guaranteed     Virginia
                                                Maryland Trust        Trust        Trust
                                                --------------  --------------  --------------
Calculation of Estimated Monthly
        or Semi-Annual Interest per
        Unit:
                Monthly
                -------
                  Estimated net annual
                        interest per Unit       $47.26          $38.41          $54.28
                  Divided by 12                 $ 3.93          $ 3.20          $ 4.52
                Semi-annual
                -----------
                  Estimated net annual
                        interest income
                        per Unit                $47.70          $38.80          $54.86
                  Divided by 2                  $23.85          $19.40          $27.43
Estimated Current Return based
        on Public Offering Price:**
                Monthly                           5.46%           6.86%           5.59%
                Semi-annual                       5.51%           6.94%           5.65%
Estimated Long-Term Return:***
        Monthly                                   4.11%           4.74%           5.40%
        Semi-annual                               4.17%           4.80%           5.46%
Daily rate at which interest
        (net of estimated expenses)
        accrues per Unit:
                Monthly                         $.13127         $.10669         $.15077
                Semi-annual                     $.13250         $.10777         $.15238


MULTISTATE TRUST, SERIES 31
SUMMARY OF ESSENTIAL INFORMATION
AT JUNE 30, 1995
(Continued)
================================

Per Unit Information
Record Days:
        Monthly:  The first day of each month
        Semi-Annual:  June 1 and December 1 of each year
Distribution Days:
        Monthly: The fifteenth day of each month
        Semi-Annual:  June 15 and December 15 of each year
Trustee's Annual Fee:
        For each $1,000 principal amount of Bonds in the Trust, $1.24 under the monthly and $.69 under the semi-annual distribution plan. Annual Insurance Premiums:
        Missouri Guaranteed Trust               $  901
Minimum Value of State Trust:
        Trust Agreement may be terminated if value of trust is less than:
                Maryland Trust  $600,000
                Missouri Guaranteed Trust       $400,000
                Virginia Trust                  $600,000
Evaluators' Fees:  $12 for each daily valuation
Evaluation Time:
        2:00 P.M., New York Time, on the day next following receipt by the Sponsor of an order for a Unit sale or purchase or by the Trustee of a Unit tendered for redemption.
Sponsor's Advisory Fee:
        Maximum of $.25 per Unit outstanding in each State Trust increased by the cumulative Consumer
                Price Index change since inception of the Trust.
Mandatory Termination Date:
        December 31, 2035

[FN]
-------------------------
        **Semi-annual distributions yield a slightly higher return due to lower Trustee's fees and expenses.

        ***Estimated Long-Term Return is calculated by using a formula that takes into account the yields (including accretion of discounts and amortization of premiums) of the individual Bonds in the Trust's portfolio, weighted to reflect the market value and time to maturity (or, in certain cases, to earlier call date) of such Bonds, adjusted to reflect the Public Offering Price (including sales charge and expenses) per Unit. This calculation does not take into account delays in payment to Unit holders for the first few months of Trust operations, which reduces the Long-Term Return number. See
"The Trust - Interest, Estimated Current Return and Estimated Long-Term Return" in Part II of the Prospectus.

Maryland Trust

        The portfolio consists of 8 issues of Bonds representing obligations of issuers located in Maryland, with stated maturity dates ranging from July 1, 1995 to July 15, 2001. $1,525,000 of the Bonds in the Trust are General Obligations of the Governmental entities issuing them. $655,000 of the Bonds in the Trust are payable from the income of specific projects. The portfolio is divided for purposes of issues as follows: General Obligations, 5 (70.0%);
Revenue Bonds: Health Care, 2 (12.6%); and Transportation, 1 (17.4%).
The Trust is deemed "concentrated" in a particular category when the Bonds in that category constitute 25% or more of the aggregate principal amount of the Bonds in the Trust. For further discussion relating to the special characteristics of certain of such Bond issues, see "Portfolio" in Part II of the Prospectus. None of the Bonds in the Portfolio is subject to redemption prior to their stated maturity dates pursuant to sinking fund or call provisions.
For an explanation of the significance of the factors see "Portfolio" in Part II of the Prospectus. On May 31, 1995, the bid side valuation of 100% of the aggregate principal amount of Bonds in the portfolio for this Trust was at a premium over par. See "Portfolio" in Part
II of this Prospectus.

Missouri Guaranteed Trust

The Portfolio consists of 5 issues of Bonds representing obligations of issuers located in Missouri with stated maturity dates ranging from December 1, 1995 to November 15, 2014. $150,000 of the Bonds in the Trust are General Obligations of the Governmental entities issuing them. $785,000 of the Bonds in the Trust are payable from the income of specific projects. The portfolio is divided for purposes of issues as follows: General Obligations, 1(16.0%);
Revenue Bonds: Health Care, 2 (56.2%); Pollution Control, 1 (25.1%);
and Single-Family Housing, 1 (2.7%). The Trust is deemed "concentrated" in a particular category when the Bonds in that category constitute
25% or more of the aggregate principal amount of the Bonds in the Trust. For further discussion relating to the special characteristics of certain of such Bond issues, see "Portfolio" in Part II of the Prospectus. 27.8% of the Bonds in the Portfolio are subject to redemption prior to their stated maturity dates pursuant to sinking fund or call provisions. For an explanation of the significance of the factors see "Portfolio" in Part II of the Prospectus. On
May 31, 1995, the bid side valuation of 2.7% of the aggregate principal amount of Bonds in the portfolio for this Trust was at par and 97.3% was at a premium over par. See "Portfolio" in
Part II of this Prospectus.

Virginia Trust

The portfolio consists of 8 issues of Bonds representing obligations of issuers located in Virginia with stated maturity dates ranging from June 1, 1995 to September 1, 2012. $280,000 of the Bonds in the Trust are General Obligations of the Governmental entities issuing them. $2,470,000 of the Bonds in the Trust are payable from the income of specific projects. The portfolio is divided for purposes of issues as follows: General Obligations, 1 (10.2%); Revenue Bonds: Multi-Family Housing, 2 (21.6%); Single-Family
Housing, 1 (16.4%); Health Care, 2 (25.8%); and Water, Sewer and
Solid Waste, 2 (26.0%). The Trust is deemed "concentrated" in a particular category when the Bonds in that category constitute
25% or more of the aggregate principal amount of the Bonds in the Trust. For further discussion relating to the special characteristics of certain of such Bond issues, see "Portfolio" in Part II of the Prospectus. 54.7% of the Bonds in the Portfolio are subject to redemption prior to their stated maturity dates pursuant to sinking fund or call provisions. For an explanation of the significance of the factors see "Portfolio" in Part II of the Prospectus. On
May 31, 1995, the bid side valuation of 6.4% of the aggregate principal amount of Bonds in the portfolio for this Trust was at a discount from par and 93.6% was at premium over par. See
"Portfolio" in Part II of this Prospectus.

INDEPENDENT AUDITORS' REPORT
----------------------------

The Sponsor, Trustee and Unit Holders of Multistate Trust, Series 31:

We have audited the accompanying statement of net assets of Multistate
 Trust, Series 31 (Maryland Trust, Missouri Guaranteed Trust and Virginia Trust), including the schedule of investments, as of May 31, 1995, and the related statements of operations and changes in net assets for the years ended May 31, 1995 and 1994. These financial statements are the responsibility of the Sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Multistate Trust, Series 31 as of May 31, 1995, and the results of its operations and changes in net assets for the years ended May 31, 1995 and 1994, in conformity with generally accepted accounting principles.




BDO Seidman, LLP

Woodbridge, New Jersey
June 30, 1995, except for Note 5,
 which is as of September 1, 1995

MULTISTATE TRUST, SERIES 31
STATEMENT OF NET ASSETS
MAY 31, 1995
============================


                                                                    Missouri
                                                                   Guaranteed     Virginia
                                                Maryland Trust        Trust        Trust
                                                --------------  --------------  --------------
ASSETS:
        CASH                                    $        -      $   23,342      $   32,587
        INVESTMENTS IN SECURITIES, at
                market value (cost $2,214,699,
                $965,300 and $2,630,015)         2,355,772         994,325       2,764,522
        ACCRUED INTEREST RECEIVABLE                 71,432          21,226          50,032
                                                ----------      ----------      ----------
                        Total trust property     2,427,204       1,038,893       2,847,141
        LESS - ACCRUED EXPENSES AND
                OTHER LIABILITIES                   22,926             330             475
                                                ----------      ----------      ----------
NET ASSETS                                      $2,404,278      $1,038,563      $2,846,666
                                                ==========      ==========      ==========

[FN]

See accompanying notes to financial statements.

MULTISTATE TRUST, SERIES 31
STATEMENT OF NET ASSETS
MAY 31, 1995
(Continued)
===========================
NET ASSETS REPRESENTED BY:


                                   Monthly      Semi-annual
                                distribution    distribution
                                    plan            plan          Total
                                ------------    ------------    -----------
Maryland Trust
--------------
VALUE OF FRACTIONAL
        UNDIVIDED INTERESTS     $1,065,665      $1,259,883      $2,325,548
UNDISTRIBUTED NET
        INVESTMENT INCOME           16,585          62,145          78,730
                                ----------      ----------      ----------
                Total value     $1,082,250      $1,322,028      $2,404,278
                                ==========      ==========      ==========
UNITS OUTSTANDING                    1,262           1,492           2,754
                                ==========      ==========      ==========
VALUE PER UNIT                  $   857.56      $   886.07
                                ==========      ==========



Missouri Guaranteed Trust
-------------------------
VALUE OF FRACTIONAL
        UNDIVIDED INTERESTS     $  646,311      $  358,032      $1,004,343
UNDISTRIBUTED NET
        INVESTMENT INCOME           15,210          19,010          34,220
                                ----------      ----------      ----------
                Total value     $  661,521      $  377,042      $1,038,563
                                ==========      ==========      ==========
UNITS OUTSTANDING                    1,186             657           1,843
                                ==========      ==========      ==========
VALUE PER UNIT                  $   557.78      $   573.89
                                ==========      ==========

[FN]

See accompanying notes to financial statements.

MULTISTATE TRUST, SERIES 31
STATEMENT OF NET ASSETS
MAY 31, 1995
(Continued)
===========================
NET ASSETS REPRESENTED BY (continued):


                                   Monthly      Semi-annual
                                distribution    distribution
                                    plan            plan          Total
                                ------------    ------------    -----------
Virginia Trust
--------------
VALUE OF FRACTIONAL
        UNDIVIDED INTERESTS     $1,665,921      $1,099,832      $2,765,753
UNDISTRIBUTED NET
        INVESTMENT INCOME           29,152          51,761          80,913
                                ----------      ----------      ----------
                Total value     $1,695,073      $1,151,593      $2,846,666
                                ==========      ==========      ==========
UNITS OUTSTANDING                    1,648           1,088           2,736
                                ==========      ==========      ==========
VALUE PER UNIT                  $ 1,028.56      $ 1,058.45
                                ==========      ==========

[FN]

See accompanying notes to financial statements.

MULTISTATE TRUST, SERIES 31
MARYLAND TRUST
STATEMENTS OF OPERATIONS
===========================

                                          Year ended May 31,
                                        ------------------------
                                          1995             1994
                                        --------        --------
INVESTMENT INCOME - INTEREST            $200,695        $227,271
                                        --------        --------
EXPENSES:
        Trustee fees                       3,091           3,472
        Evaluation fees                      759             759
        Sponsors' advisory fees            1,062             754
        Auditors' fees                     1,365             875
                                        --------        --------
                Total expenses             6,277           5,860
                                        --------        --------
NET INVESTMENT INCOME                    194,418         221,411
REALIZED LOSS ON SECURITIES
        SOLD OR REDEEMED (Note 3)        (19,228)            (55)
NET CHANGE IN UNREALIZED MARKET
        DEPRECIATION                     (13,867)       (101,500)
                                        --------        --------
NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS       $161,323        $119,856
                                        ========        ========

[FN]

See accompanying notes to financial statements.

MULTISTATE TRUST, SERIES 31
MARYLAND TRUST
STATEMENTS OF CHANGES IN NET ASSETS
===================================


                                                  Year ended May 31,
                                                ------------------------
                                                  1995             1994
                                                --------        --------
OPERATIONS:
        Net investment income                   $  194,418      $  221,411
        Realized loss on
                securities sold or redeemed        (19,228)            (55)
        Net change in unrealized market
                depreciation                       (13,867)       (101,500)
                                                ----------      ----------
                Net increase in net assets
                 resulting from operations         161,323         119,856
                                                ----------      ----------
DISTRIBUTIONS TO UNIT HOLDERS:
        Net investment income                     (217,403)       (222,301)
        Principal                                 (481,973)              -
                                                ----------      ----------
                        Total distributions       (699,376)       (222,301)
                                                ----------      ----------
CAPITAL SHARE TRANSACTIONS:
        Redemption of 183 and 54 units            (177,968)        (57,295)
                                                ----------      ----------
NET DECREASE IN NET ASSETS                        (716,021)       (159,740)
NET ASSETS:
        Beginning of year                        3,120,299       3,280,039
                                                ----------      ----------
        End of year                             $2,404,278      $3,120,299
                                                ==========      ==========
DISTRIBUTIONS PER UNIT (Note 2):
        Interest:
                Monthly plan                       $ 71.37          $74.12
                Semi-annual plan                   $ 77.05          $74.72
        Principal:
                Monthly plan                       $172.75          $    -
                Semi-annual plan                   $172.75          $    -

[FN]

See accompanying notes to financial statements.

MULTISTATE TRUST, SERIES 31
MISSOURI GUARANTEED TRUST
STATEMENTS OF OPERATIONS
===========================

                                                  Year ended May 31,
                                                ------------------------
                                                  1995             1994
                                                --------        --------
INVESTMENT INCOME - INTEREST                    $76,615         $83,520
                                                -------         -------
EXPENSES:
        Trustee fees                              1,640           1,767
        Evaluation fees                             759             759
        Sponsors' advisory fees                     704             467
        Insurance fees                              930             815
        Auditors' fees                              875             560
                                                -------         -------
                Total expenses                    4,980           4,368
                                                -------         -------
NET INVESTMENT INCOME                            71,707          79,152
NET CHANGE IN UNREALIZED MARKET
        DEPRECIATION                            (17,483)        (37,985)
                                                -------         -------
NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS               $54,224         $41,167
                                                =======         =======

[FN]

See accompanying notes to financial statements.

MULTISTATE TRUST, SERIES 31
MISSOURI GUARANTEED TRUST
STATEMENTS OF CHANGES IN NET ASSETS
===================================


                                                  Year ended May 31,
                                                ------------------------
                                                  1995             1994
                                                --------        --------
OPERATIONS:
        Net investment income                   $   71,707      $   79,152
        Net change in unrealized market
                appreciation (depreciation)        (17,483)        (37,985)
                                                ----------      ----------
         Net increase in net assets
             resulting from operations              54,224          41,167
                                                ----------      ----------
DISTRIBUTIONS TO UNIT HOLDERS:
        Net investment income                     (74,399)         (82,775)
        Principal                                 (24,713)         (77,145)
                                                ----------      ----------
            Total distributions                    (99,112)       (159,920)
                                                ----------      ----------
CAPITAL SHARE TRANSACTIONS:
        Redemption of 45 and 32 units              (25,271)        (19,916)
                                                ----------      ----------
NET DECREASE IN NET ASSETS                         (70,159)       (138,669)
NET ASSETS:
        Beginning of year                        1,108,722       1,247,391
                                                ----------      ----------
        End of year                             $1,038,563      $1,108,722
                                                ==========      ==========
DISTRIBUTIONS PER UNIT (Note 2):
        Interest:
                Monthly plan                        $39.28          $42.85
                Semi-annual plan                    $40.57          $44.52
        Principal:
                Monthly plan                        $13.28          $40.74
                Semi-annual plan                    $13.28          $40.74

[FN]

See accompanying notes to financial statements.

MULTISTATE TRUST, SERIES 31
VIRGINIA TRUST
STATEMENTS OF OPERATIONS
===========================

                                                  Year ended May 31,
                                                ------------------------
                                                  1995             1994
                                                --------        --------
INVESTMENT INCOME - INTEREST                    $202,550        $207,917
                                                --------        --------
EXPENSES:
        Trustee fees                               3,617           3,707
        Evaluation fees                              759             759
        Sponsors' advisory fees                    1,046             708
        Auditors' fees                             1,260             875
                                                --------        --------
                Total expenses                     6,682           6,049
                                                --------        --------
NET INVESTMENT INCOME                            195,868         201,868
REALIZED GAIN (LOSS) ON
        SECURITIES SOLD OR
        REDEEMED (Note 3)                         (2,990)          1,251
NET CHANGE IN UNREALIZED MARKET
        DEPRECIATION                             (40,827)        (86,106)
                                                --------        --------
NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS               $152,051        $117,013
                                                ========        ========

[FN]

See accompanying notes to financial statements.

MULTISTATE TRUST, SERIES 31
VIRGINIA TRUST
STATEMENTS OF CHANGES IN NET ASSETS
===================================

                                                  Year ended May 31,
                                                ------------------------
                                                  1995             1994
                                                --------        --------
OPERATIONS:
        Net investment income                   $  195,868      $  201,868
        Realized gain (loss) on
                securities sold or
                redeemed                            (2,990)          1,251
        Net change in unrealized market
                depreciation                       (40,827)        (86,106)
                                                ----------      ----------
        Net increase in net assets
               resulting from operations           152,051         117,013
DISTRIBUTIONS TO UNIT HOLDERS OF
        NET INVESTMENT INCOME                     (197,349)       (203,127)
CAPITAL SHARE TRANSACTIONS:
        Redemption of 29 and 53 units              (29,385)        (55,012)
                                                ----------      ----------
NET DECREASE IN NET ASSETS                         (74,683)       (141,126)
NET ASSETS:
        Beginning of year                        2,921,349       3,062,475
                                                ----------      ----------
        End of year                             $2,846,666      $2,921,349
                                                ==========      ==========
DISTRIBUTIONS PER UNIT (Note 2):
        Interest:
                Monthly plan                        $71.25          $71.67
                Semi-annual plan                    $72.25          $72.36

[FN]

See accompanying notes to financial statements.

MULTISTATE TRUST, SERIES 31
NOTES TO FINANCIAL STATEMENTS
=============================

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------
        General
        -------
         This Trust is registered under the Investment Company Act of 1940. Securities

        ----------
         Securities transactions are recorded on a settlement date basis which does not differ materially from trade date. Investments in securities are stated at bid side market value as determined by an independent outside evaluator.

        Taxes on income
        ---------------
         The Trust is not subject to taxes on income and, accordingly, no provision has been made.

NOTE 2 - DISTRIBUTIONS
----------------------
         Interest received by the Trust is distributed to Unit Holders either semi-annually on the fifteenth day of June and December or, if elected by the Unit Holder, on the fifteenth day of each month, after deducting applicable expenses. Principal distributions, resulting from the sale or redemption of securities, were made from the Maryland Trust in February 1995 and from the Missouri
Guaranteed Trust in June and December 1994.

MULTISTATE TRUST, SERIES 31
NOTES TO FINANCIAL STATEMENTS
(Continued)
=============================
NOTE 3 - BONDS SOLD OR REDEEMED
-------------------------------


Port-                                                                                           Realized
folio   Principal       Date                                    Net                             Gain
 No.    Amount          Redeemed        Description             Proceeds         Cost           (Loss)
-----   ---------       --------        ----------------        --------        --------        --------
        Maryland Trust
        Year ended May 31, 1995:

8       $ 15,000        11/22/94        Maryland                $ 15,614        $ 16,599        $   (985)
                                        Transportation
                                        Authority,
                                        Transportation
                                        Facilities
                                        Projects,
                                        Revenue Bonds,
                                        Series 1985

8         95,000        12/12/94        Maryland                  98,736         105,124          (6,388)
                                        Transportation
                                        Authority,
                                        Transportation
                                        Facilities
                                        Projects,
                                        Revenue Bonds,
                                        Series 1985

*        500,000        1/1/95          Northeast                512,500         524,355         (11,855)
                                        Maryland Waste
                                        Disposal
                                        Authority,
                                        Resource
                                        Recovery
                                        Revenue Bonds
                                        (Hartford
                                        County
                                        Resource
                                        Recovery
                                        Facility)
                                        Series 1985

        --------                                                --------        --------        --------
        $610,000                                                $626,850        $646,078        $(19,228)
        ========                                                ========        ========        ========


MULTISTATE TRUST, SERIES 31
NOTES TO FINANCIAL STATEMENTS
(Continued)
=============================
NOTE 3 - BONDS SOLD OR REDEEMED (continued)
-------------------------------------------


Port-                                                                                           Realized
folio   Principal      Date                                    Net                              Gain
No.     Amount         Redemmed         Description            Proceeds         Cost            (Loss)

        Missouri Guaranteed Trust
        Year ended May 31, 1995 (continued):

1       $10,000         6/1/94          Missouri                $10,000         $10,000         $     -
                                        Housing and
                                        Development
                                        Commission,
                                        Single-
                                        Family
                                        Residential
                                        Mortgage
                                        Revenue
                                        Bonds (GNMA
                                        Mortgage-Backed
                                        Securities
                                        Program),
                                        Series 1986A

1         5,000         7/1/94          Missouri                  5,000          5,000               -
                                        Housing and
                                        Development
                                        Commission,
                                        Single-Family
                                        Residential
                                        Mortgage
                                        Revenue
                                        Bonds (GNMA
                                        Mortgage-Backed
                                        Securities
                                        Program),
                                        Series 1986A

1        15,000         8/1/94          Missouri                 15,000         15,000               -
                                        Housing and
                                        Development
                                        Commission,
                                        Single-Family
                                        Residential
                                        Mortgage
                                        Revenue
                                        Bonds (GNMA
                                        Mortgage-Backed
                                        Securities
                                        Program),
                                        Series 1986A


MULTISTATE TRUST, SERIES 31
NOTES TO FINANCIAL STATEMENTS
(Continued)
=============================
NOTE 3 - BONDS SOLD OR REDEEMED (continued)
-------------------------------------------



Port-                                                                                           Realized
folio   Principal       Date                                    Net                             Gain
 No.    Amount          Redeemed        Description             Proceeds         Cost           (Loss)
-----   ---------       --------        ----------------        --------        --------        --------
        Missouri Guaranteed Trust (continued)
        Year ended May 31, 1995 (continued):

1       $ 5,000         10/1/94         Missouri                $ 5,000         $ 5,000         $      -
                                        Housing and
                                        Development
                                        Commission,
                                        Single-Family
                                        Residential
                                        Mortgage Revenue
                                        Bonds (GNMA
                                        Mortgage-Backed
                                        Securities
                                        Program),
                                        Series 1986A

4         5,000         11/15/94        Missouri State           5,000           5,000                -
                                        Environment
                                        Authority,
                                        Pollution
                                        Control
                                        Revenue Bonds
                                        (Associated
                                        Electric
                                        Cooperative, Inc.
                                        Project),
                                        Series 1984G,
                                        (Guaranteed
                                        by National Rural
                                        Utilities
                                        Cooperative)

1         5,000 1       2/1/94          Missouri                 5,000           5,000               -
                                        Housing and
                                        Development
                                        Commission,
                                        Single-Family
                                        Residential
                                        Mortgage Revenue
                                        Bonds (GNMA
                                        Mortgage-Backed
                                        Securities
                                        Program),
                                        Series 1986A


MULTISTATE TRUST, SERIES 31
NOTES TO FINANCIAL STATEMENTS
(Continued)
=============================
NOTE 3 - BONDS SOLD OR REDEEMED (continued)
-------------------------------------------



Port-                                                                                           Realized
folio   Principal       Date                                    Net                             Gain
 No.    Amount          Redeemed        Description             Proceeds         Cost           (Loss)
-----   ---------       --------        ----------------        --------        --------        --------
        Missouri Guaranteed Trust (continued)
        Year ended May 31, 1995 (continued):

1       $ 5,000         2/1/95          Missouri                $ 5,000         $ 5,000         $      -
                                        Housing and
                                        Development
                                        Commission,
                                        Single-Family
                                        Residential
                                        Mortgage Revenue
                                        Bonds (GNMA
                                        Mortgage-Backed
                                        Securities
                                        Program),
                                        Series 1986A
        -------                                                 -------         -------         --------
        $50,000                                                 $50,000         $50,000         $      -
        =======                                                 =======         =======         ========



        Virginia Trust
        Year ended May 31, 1995:
5       $10,000         8/2/94          Southeastern            $10,704         $11,812         $ (1,108)
                                        Public Service
                                        Authority of
                                        Virginia,
                                        Senior
                                        Revenue Bonds,
                                        Series A
                                        (Regional
                                        Solid Waste
                                        System)

3        25,000         12/12/94        The Rector and           25,766          27,648           (1,882)
                                        Visitors of
                                        the University
                                        of Virginia,
                                        Hospital
                                        Revenue Bonds,
                                        Series C
        -------                                                 -------         -------         --------
        $35,000                                                 $36,470         $39,460         $ (2,990)
        =======                                                 =======         =======         ========

[FN]
-------------
* Portfolio redeemed in its entirety.

MULTISTATE TRUST, SERIES 31
NOTES TO FINANCIAL STATEMENTS
(Concluded)
=============================
NOTE 4 - NET ASSETS
-------------------


                                                         Missouri
                                                        Guaranteed      Virginia
                                        Maryland Trust     Trust          Trust
                                        --------------  -----------     ----------
Cost of 3,000, 2,000,
        and 3,000 units at
        Date of Deposit                 $3,081,462      $2,033,844      $3,049,376
Less gross underwriting
        commission                         150,960          99,640         149,400
                                        ----------      ----------      ----------
         Net cost - initial
                offering price           2,930,502       1,934,204       2,899,976
Realized net gain (loss)
        on securities sold or
        redeemed                           (19,390)        (27,767)          3,208
Principal distributions                   (481,973)       (835,547)              -
Redemption of units                       (244,664)        (95,572)       (271,938)
Unrealized market
        appreciation of
        securities                         141,073          29,025         134,507
Undistributed net
        investment income                   78,730          34,220          80,913
                                        ----------      ----------      ----------
                Net assets              $2,404,278      $1,038,563      $2,846,666
                                        ==========      ==========      ==========


NOTE 5 - SUBSEQUENT EVENTS
--------------------------
    Through September 1, 1995, $380,000 and $500,000 of the par value of the Bonds in the Maryland and Virginia Trusts, respectively, were sold or redeemed.

MULTISTATE TRUST, SERIES 31
MARYLAND TRUST
SCHEDULE OF INVESTMENTS
MAY 31, 1995
===========================


                                                                                                              Market
                                                                          Redemption Features                 Value       Annual
Port-   Aggregate                                               Date of   S.F. - Sinking Fund   Cost of       as of       Interest
folio   Principal    Name of Issuer and     Ratings   Coupon    Maturity  Opt. - Optional Call  Bonds         May 31,     Income to
 No.    Amount       Title of Bond          (Note A)  Rate      (Note B)  (Note B)              to Trust      1995        Trust
-----   ----------   --------------------   --------  -------   --------  --------------------  ------------  ----------- ----------
1       $  320,000   City of Annapolis,     Aa(2)     7.200%    07/15/96  No Optional Call      $  313,363    $  336,941  $ 23,040
                     Maryland General
                     Obligation Bonds
                     Public Improvement
                     Bonds, 1986 Series
                     (Prerefunded @ 102
                     originally due
                     07/15/06)

2          450,000   Frederick County       AAA       7.400     07/01/01  No Optional Call         444,623      523,629     33,300
                     Maryland General
                     Obligation Water
                     and Sewer Bonds of
                     1986 (Prerefunded @
                     103 originally due
                     07/01/16)

3          135,000   Mayor and Common       AAA       8.000     12/01/98  No Sinking Fund          136,029      150,524     10,800
                     Council of
                     Riverdale,
                     Maryland, Hospital
                     Facilities
                     Revenue Bonds,
                     Series 1985
                     (Escrowed to
                     maturity)

4          140,000   Mayor and Common       AAA       8.125     12/01/99  No Sinking Fund          141,394      160,384     11,375
                     Council of
                     Riverdale,
                     Maryland, Hospital
                     Facilities
                     Revenue Bonds,
                     Series 1985,
                     (Providence
                     Hospital Project)
                     (Escrowed to
                     maturity)


MULTISTATE TRUST, SERIES 31
MARYLAND TRUST
SCHEDULE OF INVESTMENTS
MAY 31, 1995
(Continued)
===========================


                                                                                                              Market
                                                                          Redemption Features                 Value       Annual
Port-   Aggregate                                               Date of   S.F. - Sinking Fund   Cost of       as of       Interest
folio   Principal    Name of Issuer and     Ratings   Coupon    Maturity  Opt. - Optional Call  Bonds         May 31,     Income to
 No.    Amount       Title of Bond          (Note A)  Rate      (Note B)  (Note B)              to Trust      1995        Trust
-----   ----------   --------------------   --------  -------   --------  --------------------  ------------  ----------- ----------
5       $  210,000   Washington Suburban    AAA       7.900%    01/01/96  No Optional Call      $  215,223    $  218,582  $  16,590
                     Sanitary District,
                     Maryland (Montgomery
                     and Prince George's
                     Counties) Water Bonds
                     of 1986 (Prerefunded
                     @ 102 originally due
                     01/01/08)

6          395,000   Washington Suburban    Aa1(2)    7.375     01/01/97  No Optional Call         389,841       420,865     29,131
                     Sanitary District,
                     Maryland (Montgomery
                     and Prince George's
                     Counties) Water
                     Supply, Sewage
                     Disposal and General
                     Construction Bonds
                     of 1986 (Prerefunded
                     @ 102 originally due
                     01/01/07)

7          150,000   Washington Suburban    AAA       7.900     01/01/96  No Optional Call         153,730       156,130     11,850
                     Sanitary District,
                     Maryland (Montgomery
                     and Prince George's
                     Counties) Water Bonds
                     of 1986 (Prerefunded
                     @ 102 originally due
                     01/01/05)

8          380,000   Maryland Transporta-   AAA       9.000     07/01/95  No Optional Call        420,496       388,717     34,200
                     tion Authority,
                     Transportation
                     Facilities Projects,
                     Revenue Bonds,
                     Series 1985 (Pre-
                     refunded @ 102
                     originally due
                     07/01/15)

       ----------                                                                               ----------    ----------  --------
       $2,180,000                                                                               $2,214,699    $2,355,772  $170,286
       ==========                                                                               ==========    ==========  ========


MULTISTATE TRUST, SERIES 31
MARYLAND TRUST
SCHEDULE OF INVESTMENTS
MAY 31, 1995
(Continued)
===========================

NOTES TO SCHEDULE OF INVESTMENTS

(A) A description of the rating symbols and their meanings appears under "Description of Bond Ratings" in Part II of this Prospectus.
 Ratings are by Standard & Poor's Corporation, except for those indicated by (2), which are by Moody's Investors Service. Certain bond ratings have changed since the Date of Deposit, at which time all such bonds were rated A or better by either Standard
& Poor's Corporation or Moody's Investors Service.

(B) Bonds may be redeemable prior to maturity from a sinking fund (mandatory partial redemption) (S.F.) or at the stated optional call (at the option of the issuer) (Opt.) or by refunding. Certain bonds in the portfolio may be redeemed earlier than dates shown in whole or in part under certain unusual or extraordinary circumstances as specified in the terms and provisions of such bonds. Single-family mortgage revenue bonds and housing authority bonds are most likely to be called subject to such provisions, but other bonds may have similar call features.

MULTISTATE TRUST, SERIES 31
MISSOURI GUARANTEED TRUST
SCHEDULE OF INVESTMENTS
MAY 31, 1995
===========================

                                                                                                              Market
                                                                          Redemption Features                 Value       Annual
Port-   Aggregate                                               Date of   S.F. - Sinking Fund   Cost of       as of       Interest
folio   Principal    Name of Issuer and     Ratings   Coupon    Maturity  Opt. - Optional Call  Bonds         May 31,     Income to
 No.    Amount       Title of Bond          (Note A)  Rate      (Note B)  (Note B)              to Trust      1995        Trust
-----   ----------   --------------------   --------  -------   --------  --------------------  ------------  ----------- ----------
1       $ 25,000     Missouri Housing        AAA      8.000%    08/01/13  02/01/07 @ 100 S.F.   $  25,000     $  25,000   $ 2,000
                     and Development                                      No Optional Call
                     Commission, Single-
                     Family Residential
                     Mortgage Revenue
                     Bonds (GNMA Mortgage-
                     Backed Securities
                     Program), Series
                     1986A

2        250,000     Health and Education    AAA      7.700     09/01/96  No Optional Call        252,195       261,568    19,250
                     Facilities
                     Authority of the
                     State of Missouri,
                     Health Facilities
                     Revenue Bonds (St.
                     John's Regional
                     Health Center)
                     MBIA Insured) con-
                     versions to fixed
                     rate on August 12,
                     1986 (Prerefunded
                     @ 102.5 originally
                     due 09/01/15)

3        275,000     Health and Education    AAA      9.000     12/01/95  No Optional Call        303,105       286,828    24,750
                     Facilities
                     Authority of the
                     State of Missouri,
                     Insured Health
                     Facilities
                     Revenue Bonds (St.
                     Luke's Episcopal-
                     Presbyterian
                     Hospitals Project)
                     Series A 1985
                     (FGIC Insured)
                     (Prerefunded @ 102
                     originally due
                     12/01/16)


MULTISTATE TRUST, SERIES 31
MISSOURI GUARANTEED TRUST
SCHEDULE OF INVESTMENTS
MAY 31, 1995
(Continued)
===========================


                                                                                                              Market
                                                                          Redemption Features                 Value       Annual
Port-   Aggregate                                               Date of   S.F. - Sinking Fund   Cost of       as of       Interest
folio   Principal    Name of Issuer and     Ratings   Coupon    Maturity  Opt. - Optional Call  Bonds         May 31,     Income to
 No.    Amount       Title of Bond          (Note A)  Rate      (Note B)  (Note B)              to Trust      1995        Trust
-----   ----------   --------------------   --------  -------   --------  --------------------  ------------  ----------- ----------
4       $235,000     Missouri State         AA        7.900     11/15/14  11/15/94 @ 100 S.F.   $235,000      $248,054    $ 18,565
                     Environment                                          05/15/96 @ 103 Opt.
                     Authority,
                     Pollution Control
                     Revenue Bonds
                     (Associated
                     Electric Cooper-
                     ative, Inc. Project),
                     Series 1984G,
                     (Guaranteed
                     by National Rural
                     Utilities
                     Cooperative)

5        150,000     Union R-XI School      AAA       7.350     03/01/03  No Optional Call       150,000       172,875     11,025
                     District of
                     Franklin County,
                     Missouri, General
                     Obligation School
                     Building Bonds,
                     Series 1986 (MBIA
                     Insured) (Prerefunded
                     @ 100 originally due
                     03/01/04)
        --------                                                                                --------      --------    -------
        $935,000                                                                                $965,300      $994,325    $75,590
        ========                                                                                ========      ========    =======


NOTES TO SCHEDULE OF INVESTMENTS

(A) A description of the rating symbols and their meanings appears under "Description of Bond Ratings" in Part II of this Prospectus.
 Ratings are by Standard & Poor's Corporation, except for those indicated by (2), which are by Moody's Investors Service. Certain bond ratings have changed since the Date of Deposit, at which time all such bonds were rated A or better by either Standard
& Poor's Corporation or Moody's Investors Service.

(B) Bonds may be redeemable prior to maturity from a sinking fund (mandatory partial redemption) (S.F.) or at the stated optional call (at the option of the issuer) (Opt.) or by refunding. Certain bonds in the portfolio may be redeemed earlier than dates shown in whole or in part under certain unusual or extraordinary circumstances as specified in the terms and provisions of such bonds. Single-family mortgage revenue bonds and housing authority bonds are most likely to be called subject to such provisions, but other bonds may have similar call features.

MULTISTATE TRUST, SERIES 31
VIRGINIA TRUST
SCHEDULE OF INVESTMENTS
MAY 31, 1995
(Continued)
===========================


                                                                                                            Market
                                                                         Redemption Features                Value       Annual
Port-   Aggregate                                              Date of   S.F. - Sinking Fund   Cost of      as of       Interest
folio   Principal    Name of Issuer and    Ratings   Coupon    Maturity  Opt. - Optional Call  Bonds        May 31,     Income to
 No.    Amount       Title of Bond         (Note A)  Rate      (Note B)  (Note B)              to Trust     1995        Trust
-----   ----------   --------------------  --------  -------   --------  --------------------  -----------  ----------- ----------
1       $  280,000   The City of Norfolk   AAA       6.000%    06/01/96  No Optional Call      $ 243,444(D) $ 290,632(D)$ 16,800(D)
                     Virginia, General
                     Obligation Serial
                     Bonds, Series 1986
                     (Prerefunded @ 102
                     originally due
                     06/01/06)

2          465,000   Industrial Develop-   AAA       7.875     10/01/96  No Optional Call        474,300      499,601     36,619
                     ment Authority
                     of Fairfax County,
                     Virginia, Revenue
                     and Refunding Bonds
                     (Fairfax Hospital
                     Association Hospital
                     System) Series 1985A
                     (Prerefunded @ 103
                     originally due
                     10/01/17)

3          245,000   The Rector and        AAA       9.000     06/01/95  No Optional Call       270,950      249,900     22,050
                     Visitors of the
                     University of
                     Virginia, Hospital
                     Revenue Refunding
                     Bonds, Series C
                     (Prerefunded @ 102
                     originally due
                     06/01/13

4          450,000   Virginia Housing      AAA       7.550     09/01/12  09/01/07 @ 100 S.F.    444,897      455,225     33,975
                     Development                                         07/01/95 @ 102 Opt.
                     Authority,
                     Residential
                     Mortgage Bonds,
                     1985 Series B
                     Subseries B-2


MULTISTATE TRUST, SERIES 31
VIRGINIA TRUST
SCHEDULE OF INVESTMENTS
MAY 31, 1995
(Continued)
===========================

                                                                                                              Market
                                                                          Redemption Features                 Value       Annual
Port-   Aggregate                                               Date of   S.F. - Sinking Fund   Cost of       as of       Interest
folio   Principal    Name of Issuer and     Ratings   Coupon    Maturity  Opt. - Optional Call  Bonds         May 31,     Income to
 No.    Amount       Title of Bond          (Note A)  Rate      (Note B)  (Note B)              to Trust      1995        Trust
-----   ----------   --------------------   --------  -------   --------  --------------------  ------------  ----------- ----------
5       $  255,000   Southeastern Public    AAA       10.500%   07/01/95  No Optional Call      $  301,214    $  261,107  $ 26,775
                     Service Authority
                     of Virginia, Senior
                     Revenue Bonds, Series
                     A (Regional Solid
                     Waste System) (Pre-
                     refunded @ 102
                     originally due
                     07/01/15)

6          460,000   Virginia Resources     AA        7.500     11/01/05  No Sinking Fund          454,250      500,700     34,500
                     Authority, Water                                     11/01/98 @ 102 Opt.
                     and Sewer System
                     Revenue Bonds 1986
                     Series A (Moral
                     Obligation of the
                     Commonwealth)

7          435,000   Virginia Housing       AA+       7.000    05/01/08   05/01/01 @ 100 S.F.      407,360     437,514      30,450
                     Development                                          07/01/95 @ 102 Opt.
                     Authority,
                     Multi-Family
                     Housing Bonds,
                     Series B

8          160,000   Industrial Develop-    AAA     0.000      06/01/05  No Sinking Fund         33,600(C)     69,843(C)      -(C)
                     ment Authority of the                               12/01/96 @ 50.349 Opt.
                     County of Prince
                     William, Mortgage
                     Revenue Bonds
                     (Potomac Place
                     Project), Series
                     1985
        ----------                                                                              ----------    ----------  --------
        $2,750,000                                                                              $2,630,015    $2,764,522  $201,169
        ==========                                                                              ==========    ==========  ========


MULTISTATE TRUST, SERIES 31
VIRGINIA TRUST
SCHEDULE OF INVESTMENTS
MAY 31, 1995
(Continued)
===========================
NOTES TO SCHEDULE OF INVESTMENTS

(A) A description of the rating symbols and their meanings appears under "Description of Bond Ratings" in Part II of this Prospectus.
 Ratings are by Standard & Poor's Corporation, except for those indicated by (2), which are by Moody's Investors Service. Certain bond ratings have changed since the Date of Deposit, at which time all such bonds were rated A or better by either Standard
& Poor's Corporation or Moody's Investors Service.

(B) Bonds may be redeemable prior to maturity from a sinking fund (mandatory partial redemption) (S.F.) or at the stated optional call (at the option of the issuer) (Opt.) or by refunding. Certain bonds in the portfolio may be redeemed earlier than dates shown in whole or in part under certain unusual or extraordinary circumstances as specified in the terms and provisions of such bonds. Single-family mortgage revenue bonds and housing authority bonds are most likely to be called subject to such provisions, but other bonds may have similar call features.

(C) The cost to the Trust of the "zero coupon" bond (Portfolio Number 8) includes accreted interest income of $-0- from the date of issuance of the bond to the Date of Deposit. The accreted interest income from the Date of Deposit to May 31, 1995 for this bond has been $36,153. Accreted interest income has been calculated on a compounded semi-annual basis from the initial offering date of the bond, at an annual interest rate which yields an 8.6% annual rate of return, based upon an original issuance discount of 79.5%. There are no periodic payments of interest.

(D) The cost to the Trust of the "original issue discount" bond (Portfolio Number 1) includes accreted interest income of $140 from the date of issuance of the bond to the Date of Deposit.
The accreted interest income from the Date of Deposit to May 31, 1995 has been $10,292. Accreted interest income has been calculated on a compounded semi-annual basis from the initial offering date of the bond, at an annual interest rate of 7.3%, based upon an original issuance discount of 13.3%. There will be periodic payments of interest at an annual rate of 6.0% of the aggregate principal amount.

MULTISTATE TRUST, SERIES 31
FINANCIAL DATA SCHEDULE
AT MAY 31, 1995
=============================

Item number                 Item description                              Amount
-----------     -------------------------------------       ---------------------------------------
                                                                         Missouri
                                                        Maryland        Guaranteed      Virginia
                                                          Trust           Trust           Trust
                                                        -----------     -----------     -----------
6-03            Investments - cost                      $2,214,699      $  965,300      $ 2,630,015
6-04-4          Investments                              2,355,772         994,325        2,764,522
6-04-6          Receivables                                 71,432          21,226           50,032
6-04-8          Other assets                                    -           23,342           32,587
-               Balancing amount to total assets               n/a             n/a              n/a
6-04-9          Total assets                             2,427,204       1,038,893        2,847,141
6-04            Accounts payable for securities                n/a             n/a              n/a
6-04-13         Senior long-term debt                          n/a             n/a              n/a
-               Balancing amount to total liabilities       22,926             330              475
6-04-14         Total liabilities                           22,926             330              475
6-04-16         Senior equity securities                       n/a             n/a              n/a
6-04-16         Paid-in capital - common shareholders          n/a             n/a              n/a
6-04-16         Number of shares or units -
                        current period                       2,754           1,843            2,736


MULTISTATE TRUST, SERIES 31
FINANCIAL DATA SCHEDULE
AT MAY 31, 1995
(Continued)
=============================



Item number                 Item description                              Amount
-----------     -------------------------------------       ---------------------------------------
                                                                         Missouri
                                                        Maryland        Guaranteed      Virginia
                                                          Trust           Trust           Trust
                                                        -----------     -----------     -----------
6-04-16         Number of shares or units -
                   prior period                         $    2,937      $   1,888       $    2,765
6-04-17(a)      Accumulated undistributed net
                  investment income (current year)          78,730         34,220           80,913
-               Overdistribution of net investment
                   income                                      n/a            n/a              n/a
6-04-17(b)      Accumulated undistributed net
                  realized gains (losses)                      n/a            n/a              n/a
-               Overdistribution of realized gains             n/a            n/a              n/a
6-04-17(c)      Accumulated net unrealized
                  appreciation (depreciation)              141,073         29,025          134,507
6-04-19         Net assets                               2,404,278      1,038,563        2,846,666
6-07-1(a)       Dividend income                                n/a            n/a              n/a
6-07-1(b)       Interest income                            200,695         76,615          202,550
6-07-1(c)       Other income                                   n/a            n/a              n/a
6-07-2          Expenses - net                               6,277          4,980            6,682
6-07-6          Net investment income (loss)               194,418         71,707          195,868


MULTISTATE TRUST, SERIES 31
FINANCIAL DATA SCHEDULE
AT MAY 31, 1995
(Continued)
=============================



Item number                 Item description                              Amount
-----------     -------------------------------------       ---------------------------------------
                                                                         Missouri
                                                        Maryland        Guaranteed      Virginia
                                                          Trust           Trust           Trust
                                                        -----------     -----------     -----------
6-07-7(a)       Realized gains (losses) on
                  investments                           $  (19,228)     $       -       $   (2,990)
6-07-7(d)       Net increase (decrease) in
                  appreciation (depreciation)              (13,867)       (17,483)         (40,827)
6-07-9          Net increase (decrease) in net assets
                   resulting from operations               161,323         54,224          152,051
C-09-2          Net equalization charges and credit            n/a            n/a              n/a
6-09-3(a)       Distributions from net investment
                  income                                   217,403         74,399          197,349
6-09-3(b)       Distributions from realized gains              n/a            n/a              n/a
6-09-3(c)       Distributions from other sources           659,941         49,984           29,385
6-09-4(b)       Number of shares sold                          n/a            n/a              n/a
6-09-4(b)       Number of shares redeemed                      183             45               29
6-09-4(b)       Number of shares issued -
                  reinvestment                                 n/a            n/a              n/a
6-09-5          Total increase (decrease)[in assets]      (716,021)       (70,159)         (74,683)
6-09-7          Accumulated undistributed net
                   investment income (prior year)              n/a            n/a              n/a
6-04-17(b)      Accumulated undistributed net realized
                  gains (prior year)                           n/a            n/a              n/a
                Overdistribution of net investment
                   income (prior year)                         n/a            n/a              n/a
                   Overdistribution of net realized
                   gains (prior year)                          n/a            n/a              n/a



          Multistate Tax Exempt Unit Trust, Series 1-7
                               and
                   Multistate Trust, Series 8
                      and Subsequent Series

                      PROSPECTUS, Part II

 Note: Part II of this Prospectus may not be distributed unless accompanied by Part I.


THE TRUST

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by Advest, Inc. (the "Sponsor") in the secondary market or from the Trustee, after having been tendered for redemption. The Units are being offered by the Sponsor at the Public Offering Price plus accrued interest to the expected date of settlement. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale will be received by the Trust. The minimum investment which may be made is one Unit.


Objectives

The Trust (herein referred to as the "Trust" or the "Multistate
Trust") is one of a series of separate unit trusts formed by Moseley Securities Corporation ("Moseley"), formerly a sponsor of the Trust, and the Sponsor under the name Multistate Tax Exempt Unit
Trust, in the case of Series 1 through 7, and under the name Multistate Trust, in the case of Series 8 and subsequent Series. Effective December 29, 1987 Moseley resigned as a sponsor and the agent of the various series of the Trust. The objectives of the Trust, consisting of the underlying State Trusts, are to provide investors with preservation of capital and interest income free from Federal income tax and to the extent indicated from state and local taxes in the State for which the State Trust is named through investment in a portfolio of tax exempt securities. Each State Trust shall consist of interest bearing debt obligations or contracts to purchase such obligations of the State for which the Trust is named, its political subdivisions, municipalities, and public authorities, or of certain United States territories or possessions and their public authorities and may include Trust Units, all described under "Schedule of Investments" (the "Bonds" or "Securities"), dated as of the Date of Determination for the applicable State
Trust in Part I of the Prospectus. In the opinion of bond counsel to the respective issuers of the Bonds (and the bonds underlying any Trust Units), under existing law interest on the Bonds is exempt from Federal income tax. In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes when held by residents of the state the name of which appears in the name of such State
Trust. With certain exceptions, capital gains realized upon a sale of Units by an investor or upon disposition of Securities by the Trust will be subject to tax. (See "The Trust-Tax Status of the Trust.") Certain of the Bonds in a State Trust may have been purchased at prices which resulted in the portfolio as a whole being purchased at a market discount. See "Portfolios-State
Risk Factors and Tax Status" in Part I of the Prospectus for a description of market discount which may result in taxable income and capital gain to investors.

The Multistate Trust offers investors an opportunity to participate in a portfolio of tax exempt securities with greater diversification than they might be able to acquire individually. The rate of current interest income, in part, reflects the various factors described in Part I of the Prospectus for each State Trust. Investors should be aware that there is no guarantee that the Multistate Trust's objectives will be achieved because they are subject to the continuing ability of the respective issuers of the Bonds (and the Bonds underlying any Trust Units) to meet the interest and principal payment obligations of such Bonds and of the insurer for that series of the Guaranteed Trust (the "Insurer")* to meet their obligations under the insurance policies guaranteeing the payment, when due, of all principal of and interest on each of the Bonds held in any Guaranteed Trust, and because the market value of such Bonds can be affected by fluctuations in interest rates.
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* Municipal Bond Insurance Association is the Insurer of any Guaranteed Trust for Series 1 through Series 36. MBIA Insurance Corporation is the Insurer of any Guaranteed Trust for Series 37 and Subsequent Series.


Guaranteed Trust Insurance

Insurance guaranteeing the payment of all principal (either at the stated maturity or by any advancement of maturity pursuant to a mandatory sinking fund payment) and interest on each of the Securities in a Guaranteed Trust as such payment shall become due but shall not be paid has been obtained by such Guaranteed
Trust from the Insurer. Certain issues of Securities in a Guaranteed Trust may be Pre-insured Bonds, which are also insured under insurance obtained by its issuer or other parties. Insurance obtained by a Guaranteed Trust is effective only while the Bonds thus insured are held in such Guaranteed Trust; however, any insurance previously obtained by the issuer or any other party, for which a single premium has been paid, is effective so long as the Pre-insured bonds are outstanding. Regardless of whether the insurer of a Pre-insured Bond fulfills its obligations, such Bond will, in any case, continue to be insured under the policy obtained by a Guaranteed Trust from the Insurer, as long as the Bond is held in such Guaranteed Trust and, such Bond will continue to be insured by the Insurer after such Bond is sold from a Guaranteed Trust assuming the Trustee exercises its right to obtain permanent insurance on such Bond, as discussed below. No representation is made as to any Insurer's ability to meet its commitments.

Neither the Public Offering Price nor any evaluation of Units for purposes of repurchases or redemptions reflects any element of value for the insurance obtained by a Guaranteed Trust unless Securities are in default in payment of principal or interest or in significant risk of such default. (See "Public Offering of Units-Public Offering Price.") On the other hand, the value, if any, of insurance obtained by the issuer of the Securities is reflected and included in the market value of such Securities.

Insurance is not a substitute for the basic credit of an issuer but supplements the existing credit and provides additional security therefor. If an issue is accepted for insurance, a non-cancellable policy for the payment of interest and principal on the bonds is issued by the Insurer. A single premium is paid by the issuer or any other party for its insurance on Pre-insured Bonds, and a monthly premium is paid by a Guaranteed Trust for the insurance it obtains from the Insurer on all of the Bonds in such Guaranteed Trust that are not pre-insured by either Municipal Bond Insurance Association ("MBIA") or MBIA Insurance Corporation (the "Corporation"). No premium will be paid by a Guaranteed Trust on Bonds pre-insured by either MBIA or the Corporation. Pursuant to an irrevocable commitment of the Insurer, upon the sale of a Bond from a Guaranteed Trust, the Trustee has the right to obtain permanent insurance with respect to such Bond upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond.
It is expected that the Trustee will exercise the right to obtain permanent insurance for a Bond in a Guaranteed Trust upon instruction from the Sponsor whenever the value of that Bond insured to its maturity less the applicable permanent insurance premium and the related custodial fee exceeds the value of the Bond without such insurance. (See "The Trust-General Considerations-Guaranteed Trust Insurance.")


Organization

The Multistate Trust is one of a series of unit investment trusts created by Moseley and the Sponsor under the name Multistate Tax Exempt Unit Trust, in the case of Series 1 through 7, and the name Multistate Trust, in the case of Series 8 and subsequent
Series. The Multistate Trust was created under the laws of New
York pursuant to a Trust Agreement** (the "Agreement"), dated as of the Date of Deposit as set forth under the "Summary of Essential Information" in Part I of the Prospectus, among Moseley and the Sponsor, the trustee and the evaluator. The Bank of New York (the "Trustee") acts as successor trustee for Series 1 through 23 and as trustee for Series 24 and subsequent Series. Securities Evaluation Service, Inc. (the "Evaluator") acts as successor evaluator for each Series of the Multistate Trust.
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**References in this Prospectus to the Agreement are qualified in their entirety by the Agreement which is incorporated herein by reference.

On the Pricing Date as defined in Part I of the Prospectus, each Unit of each State Trust represented the fractional undivided interest in the principal and net income of such State Trust set forth under "Summary of Essential Information" in Part I of the Prospectus. If any Units of a State Trust are redeemed by the Trustee, the principal amount of Securities in such State Trust will be reduced by the amount allocable to such redeemed Units and the fractional undivided interest represented by each Unit will be increased. The number of Units comprising each State Trust will not be increased.


Portfolio

All of the issues of Bonds in each State Trust were rated by Standard
& Poor's Ratings Services, a division of The McGraw-Hill Companies,
Inc. ("Standard & Poor's") or Moody's Investors Service, Inc.
on the date such State Trust was originally established (the "Date of Deposit"). (See "Description of Bond Ratings.") A further explanation of the significance of such ratings may be obtained from the rating agencies furnishing them. There can be no assurance that the economic and political conditions on which these ratings are based will continue or that particular Bond issues may not be adversely affected by changes in economic, political or other conditions that do not affect the above ratings. Subsequent to the Date of Deposit, a Bond may cease to be rated or its rating may be reduced. (See
"The Trust" in Part I of the Prospectus for a statement regarding ratings of the Bonds on the Date of Determination.) Neither event requires an elimination of such Bond from the portfolio of a State
Trust, but may be considered in the Sponsor's determination to direct the Trustee to dispose of the Bonds. (See "Investment Supervision.")

Moseley and the Sponsor selected the Bonds for the portfolio of each State Trust based upon, among other things, the following primary criteria: (a) a minimum rating of "A" either by Standard
& Poor's or Moody's Investors Service, Inc., or, in the case of Series 25 and subsequent Series, in the opinion of Moseley and the Sponsor, possess similar credit characteristics, except any Guaranteed Trust (see "Description of Bond Ratings"); (b) price of the Bonds relative to other issues of similar quality and maturity;
(c) income to the Certificateholders of each State Trust; (d) all the Bonds in each State Trust are obligations of the State for which such State Trust is named and counties, municipalities, authorities or public authorities thereof or issued by certain
United States territories or possessions and their public authorities; and (e) in the case of a Guaranteed Trust, the availability of insurance from the Insurer for the payment of principal and interest on the Securities held in the portfolio of such Guaranteed Trust.

A purpose of the insurance on the Bonds in the portfolio obtained by a Guaranteed Trust is to obtain a higher yield on such Guaranteed Trust portfolio than would be available if all the Securities in such portfolio had Standard

& Poor's "AAA" rating but were uninsured and yet at the same time to have the protection of insurance of payment of interest and principal on the Securities. There is, of course, no certainty that this result will be achieved. Any Pre-insured Bonds in a Guaranteed Trust (all of which are rated "AAA" by Standard & Poor's) may or may not have a higher yield than uninsured bonds rated
"AAA" by Standard & Poor's. In considering Pre-insured Bonds for the portfolio, the Sponsor has applied the criteria hereinbefore described.

Because the Securities in a Guaranteed Trust are insured by the Insurer as to the payment of principal and interest, Standard
& Poor's has assigned to the Units of a Guaranteed Trust and in the case of Series 21 and subsequent Series to all the Bonds while in such Guaranteed Trust its "AAA" investment rating and Moody's Investors Service, Inc. has assigned a rating of "Aaa" to all of the Bonds in such Guaranteed Trust. (See "Description of Bond Ratings"). The obtaining of this rating by a Guaranteed Trust should not be construed as an approval of the offering of the Units by Standard & Poor's or as a guarantee of the market value of such Guaranteed Trust or of the Units.

Certain of the Securities in a State Trust may consist of Trust Units. ANY SUCH TRUST UNITS DEPOSITED WITH THE TRUSTEE REPRESENT DIFFERENT PREVIOUSLY-ISSUED SERIES OF THE MULTISTATE TRUST (no one of which represented at the Date of Deposit more than 5%, and all of which represented at the Date of Deposit no more than 10%, of the value of the portfolio of a State Trust) the portfolios of which contain long-term obligations of the State for which the Trust is named, its political subdivisions, municipalities and public authorities and of certain United States territories or possessions and their public authorities. On the respective Dates of Deposit of said series, the underlying bonds were rated "A" or better by either Standard & Poor's or Moody's Investors Service, Inc. or, in the case of Series 25 and subsequent Series, in the Sponsor's opinion, possess similar credit characteristics. While certain of such bonds included in the portfolios of said series may not presently meet such criteria, they will in no event represent more than 0.5% of the face amount of the portfolio of a State Trust. The investment objectives of the various series are similar to the investment objective of the Trust.

An investment in Units of a State Trust should be made with an understanding of the risks entailed in investments in fixed-rate bonds, including the risk that the value of such bonds (and, therefore, of the Units) will decline with increases in interest rates. Inflation and recession, as well as measures implemented to address these and other economic problems contribute to the fluctuations in the interest rates and the values of fixed-rate bonds generally.
The Sponsor cannot predict future economic policies or their consequences; nor, therefore, can it predict the course or extent of such fluctuations in the future.

For a summary of the types of Securities held in a State Trust, see Part I of the Prospectus, and for a discussion of any risk factors relating to the state for which such State Trust is named, see "Information Regarding the Trust--Portfolios-State Risk Factors and Tax Status" in Part I of the Prospectus.


General Considerations

Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and the proceeds from such events will be distributed to certificate holders and will not be reinvested, no assurance can be given that the Trust will retain for any length of time its present size and composition. The inclusion of unrated Bonds in certain Series of the Trust may result in less flexibility in their disposal and a loss to the Trust upon their disposition. Except as described in footnotes to "Summary of Essential Information" in Part I of this Prospectus, interest accrues to the benefit of certificate holders commencing with the expected date of settlement for purchase of the Units. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Security.

The following paragraphs discuss the characteristics of the Bonds in the State Trusts and of certain types of issuers of the Bonds in the State Trusts. These paragraphs discuss, among other things, certain circumstances which may adversely affect the ability of such issuers to make payment of principal and interest on Bonds held in any of the State Trusts or which may adversely affect the ratings of such Bonds. Because of the insurance obtained by the Sponsor or by the issuers, however, such changes should not adversely affect the Guaranteed Trusts' receipt of principal and interest, the Standard & Poor's AAA rating in the case of Series 21 and subsequent Series or Moody's Investors Service, Inc.'s Aaa rating of the Bonds in the Guaranteed Trusts or the Standard & Poor's rating of the Units of the Guaranteed Trusts. An investment in Units of the Multistate Trust should be made with an understanding of the risks that such an investment may entail, certain of which are described below. Certificateholders may obtain additional information concerning a particular Bond by requesting an official statement from the issuer of such Bond.


General Obligation Bonds

General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of state constitutions or laws, and an entity's credit will depend on many factors, including potential erosion of the tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state's or entity's control.


Appropriations Bonds

Many state and local governmental entities enter into lease purchase obligations as a means for financing the acquisition of capital projects (e.g., buildings or equipment, among other things). Such obligations are often made subject to annual appropriations. Certain Bonds in the State Trusts may be Bonds that are, in whole or in part, subject to and dependent upon (i) the governmental entity making appropriations from time to time or (ii) the continued existence of special temporary taxes which require legislative action for their reimposition. The availability of any appropriation generally is subject to the willingness of the governmental entity to continue to make such special appropriations or to reimpose such special taxes. The obligation to make lease payments generally exists only to the extent of the monies available to the governmental entity therefor, and no liability is incurred by the governmental entity beyond the monies so appropriated. Subject to the foregoing, once an annual appropriation is made, the governmental entity's obligation to make lease rental payments generally is absolute and unconditional without setoff or counterclaim, regardless of contingencies, whether a given project is completed or used by the governmental entity and notwithstanding any circumstances or occurrences which might arise. In the event of nonappropriation, bondowners' sole remedy (absent credit enhancement) generally is limited to repossession of the collateral for resale or releasing, and the obligation of the governmental lessee is not backed by a pledge of the general credit of the governmental lessee. In the event of nonappropriation, the Sponsor may instruct the Trustee to sell such Bonds.

Moral Obligation Bonds. Certain of the Securities in a State Trust may be secured by pledged revenues and additionally by the so-called "moral obligation" of the related state or local governmental body. Should the pledged revenues prove insufficient, the payment of such Bonds is not a legal obligation of the related state or local government, and is subject to its willingness to appropriate funds therefor.


Revenue Bonds

Single Family Housing Bonds and Multifamily Housing Bonds. Single family housing bonds and multifamily housing bonds are obligations of state and local housing authorities that have been issued in connection with a variety of single and multifamily housing projects. Economic developments, including fluctuations in interest rates, increasing construction and operating costs, increasing real estate taxes and declining occupancy rates, and investment risks may have an adverse effect upon the revenues of such projects and such housing authorities. Multifamily housing bonds may be subject to mandatory redemption prior to maturity, including redemption from noncompletion of the project or upon receipt of Federal Housing Authority or certain other insurance proceeds. Certain housing bonds used in a State Trust may also be secured by Government National Mortgage Association certificates or be guaranteed by the U.S. Government. Bonds issued by state or local units or authorities and payable from revenues from single family residential mortgages may be subject to mandatory redemption prior to maturity, including redemption from mortgage loan prepayments and undisbursed bond proceeds reserved for the purpose of purchasing mortgage loans. Housing bonds may also be subject to changes in creditworthiness due to potential weaknesses of mortgage insurance companies providing various policies; fluctuations in the valuation of invested funds and in the strengths of banks and other entities which may provide investment agreements; and smaller than expected mortgage portfolios due to partial non-origination.

Single family housing bonds and multifamily housing bonds must meet certain requirements in order to maintain their exemption from Federal income taxation after the date of their issuance.
The Internal Revenue Code of 1954, as amended (the "1954 Code"), provided, in general, that interest on "mortgage subsidy bonds" (generally those obligations all or a significant portion of the proceeds of which are to be used directly or indirectly for mortgages on owner-occupied residences) issued after April 24, 1979* is not exempt from Federal income taxation unless the bonds are "qualified mortgage bonds" issued on or before December 31, 1987, as part of a "qualified mortgage issue" wherein certain requirements are and will continue to be met with respect to the terms, amount and purpose of the bonds, the use of the funds generated by the issue, the nature of the residences and the mortgages, and the eligibility of the borrower executing the mortgage. The Internal Revenue Code of 1986 (the "Code"), as amended by the Tax Reform
Act of 1986 and the Tax Extension Act of 1991, now provides that a "qualified mortgage bond" must be part of a "qualified mortgage issue" issued on or before June 30, 1992. A "qualified mortgage issue" is an issue all of the proceeds of which (exclusive of issuance costs and a reasonably required reserve) are to be used to finance owner-occupied residences, no bond of which meets the private business use and private security or payment tests of the Code, and which meets certain requirements regarding the timely use of mortgage payments to redeem the bonds, the nature of the residences financed, the nature of the mortgages, the eligibility of the borrowers executing the mortgages and certain arbitrage and targeting requirements. The Code provides that, if an issue fails to meet one or more of the qualified mortgage bond eligibility requirements but the issuer makes certain good faith efforts to comply with such requirements, then the issue will be treated as a qualified mortgage issue. In addition, interest on obligations issued to finance residential rental property will be exempt from Federal income taxes when the proceeds are used to finance multifamily rental property and specified percentages of the units are occupied by low income tenants as defined by the Code. The regulations under the Code provide relief from noncompliance with the qualified residential rental project bond requirements if the issuer corrects any noncompliance occurring after the issuance of the bonds within a reasonable period after such noncompliance is first discovered

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*Such provisions and regulations of the 1954 Code did not apply to obligations if official action taken before April 25, 1979 by the governing body of the unit having authority to issue such obligations indicated an intent to issue such obligations. Such provisions and regulations do not apply to obligations issued before January 1, 1981 if such obligations are part of an issue substantially all the proceeds of which are committed by firm commitment letters or, in the case of rental housing, committed by the commencement of the construction or acquisition of the project. The Sponsor is unable to determine the effect of these requirements on any Bonds in any State Trust issued prior to January 1, 1981. Qualified mortgage bonds issued after December 31, 1980, in the opinion of bond counsel, are or will be tax-exempt for Federal income tax purposes at the time of issuance. There can be no assurance, however, that the interest on such Bonds will continue to be exempt from Federal income taxation in the event that the requirements of the Code are not met subsequently.

or would have been discovered by the exercise of reasonable diligence. If the interest on any single family housing bonds or multifamily housing bonds in a State Trust should ultimately be deemed to be taxable, the Sponsor may instruct the Trustee to sell such Bonds and, since they would be sold as taxable securities, it is expected that such Bonds would have to be sold at a substantial discount from current market prices.

Public Power Revenue Bonds. General problems of the electric utility industry include difficulty in financing large construction programs during an inflationary period; restrictions on operations and increased costs and delays attributable to environmental considerations; the difficulty of the capital markets in absorbing utility debt and equity securities; the availability of fuel for electric generation at reasonable prices, including among other considerations the potential rise in fuel costs and the costs associated with conversion to alternate fuel sources such as coal; technical cost factors and other problems associated with construction, licensing, regulation and operation of nuclear facilities for electric generation, including among other considerations the problems associated with the use of radioactive materials and the disposal of radioactive waste;
and the effects of energy conservation. Certain of the issuers of the Bonds may own or operate nuclear generating facilities.
Federal, state and municipal governmental authorities may, from time to time, review and revise existing requirements, and impose additional requirements governing the licensing, construction and operation of nuclear power plants. The Sponsor is unable to predict whether any such actions will have an adverse impact on the revenues available to pay the debt service on the bonds in the portfolio issued to finance such nuclear projects. Each of the problems referred to above could adversely affect the ability of the issuers of public power revenue bonds to make payments of principal and/or interest on such bonds. Certain municipal utilities or agencies may have entered into contractual arrangements with investor-owned utilities and large industrial users and consequently may be dependent in varying degrees on the performance of such contracts for repayment of bond debt service.

Health Care Revenue Bonds. Some of the bonds may be obligations of issuers whose revenues are derived from services provided by hospitals or other health care facilities, including nursing homes. Ratings of bonds issued for health care facilities are sometimes based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services, the ability of the facility to provide the services required, an increasing shortage of qualified nurses or a dramatic rise in nursing salaries, physicians' confidence in the facility, management capabilities, economic developments in the service area, competition from other similar providers, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance, and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. Medicare reimbursements are currently calculated on a prospective basis and are not based on a provider's actual costs. Such method of reimbursement may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program and thereby may have an adverse effect on the ability of such institutions to satisfy debt service requirements. In the event of a default upon a bond secured by hospital or other health care facilities, the limited alternative uses for such facilities may result in the recovery upon such collateral not providing sufficient funds to fully repay the bonds.

A number of legislative proposals concerning health care have been introduced in Congress or have been reported to be under consideration by the Clinton Administration. These proposals span a wide range of topics, including cost controls, national health insurance, incentives for competition in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and promotion of prepaid health care plans. The Sponsor is unable to predict the effect of any of these proposals, if enacted, on any of the Securities.

Higher Education Revenue Bonds. Higher education revenue bonds include debt of state and private colleges, universities and systems, and parental and student loan obligations. The ability of universities and colleges to meet their obligations is dependent upon various factors, including the revenues, costs and enrollment levels of the institutions. In addition, their ability may be affected by declines in Federal, state and alumni financial support, fluctuations in interest rates and construction costs, increased maintenance and energy costs, failure or inability to raise tuition or room charges and adverse results of endowment fund investments.

Pollution Control Facility Revenue Bonds. Bonds in the pollution control facilities category include securities issued on behalf of a private corporation,** including utilities, to provide facilities for the treatment of air, water and solid waste pollution. Repayment of these bonds is dependent upon income from the specific pollution control facility and/or the financial condition of the corporation. (See also "Industrial Development Bonds.")

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**For purposes of the description of users of facilities, all references to "corporations" shall be deemed to include any other nongovernmental person or entity.

Other Utility Revenue Bonds. Bonds in this category include securities issued to finance natural gas supply, distribution and transmission facilities, public water supply, treatment and distribution facilities, as well as sewage collection, treatment and disposal facilities. Repayment of these bonds is dependent primarily on revenues derived from the billing of residential, commercial and industrial customers for utility services, as well as, in some instances, connection fees and hook-up charges. Such utility revenue bonds may be adversely affected by the lack of availability of Federal and state grants and by decisions of Federal and state regulatory bodies and courts.

Solid Waste and Resource Recovery Revenue Bonds. Bonds in this category include securities issued to finance facilities for removal and disposal of solid municipal waste. Repayment of these bonds is dependent on factors which may include revenues from appropriations from a governmental entity, the financial condition of the private corporation and revenues derived from the collection of charges for disposal of solid waste. Repayment of resource recovery bonds may also be dependent to various degrees on revenues from the sale of electric energy or steam. Bonds in this category may be subject to mandatory redemption in the event of project noncompletion, if the project is rendered uneconomical or if it is considered an environmental hazard.

Transportation Revenue Bonds. Bonds in this category include bonds issued for airport facilities, bridges, turnpikes, port authorities, railroad systems or mass transit systems. Generally, airport facility revenue bonds are payable from and secured by the revenues derived from the ownership and operation of a particular airport. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. In particular, facilities with use agreements involving airlines experiencing financial difficulty may experience a reduction in revenue due to the possible inability of these airlines to meet their use agreement obligations because of such financial difficulties and possible bankruptcy. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Payment on other transportation bonds is often dependent primarily or solely on revenues from financed facilities, including user fees, charges, tolls and rents. Such revenues may be adversely affected by increased construction and maintenance costs or taxes, decreased use, competition from alternative facilities, scarcity of fuel, reduction or loss of rents or the impact of environmental considerations. Other transportation bonds may be dependent primarily or solely on Federal, state or local assistance including motor fuel and motor vehicle taxes, fees and licenses and, therefore, may be subject to fluctuations in such assistance.

Industrial Development Bonds ("IDBs"). IDBs are tax-exempt securities issued by states, municipalities or public authorities and are issued to provide funds, usually through a loan or lease arrangement, to a private corporation, partnership or individual ("beneficiary") for the purpose of financing construction or improvement of a facility to be used by the beneficiary. The issuer of an IDB is not obligated to pay the principal of or premium, if any, or interest on such bonds or other costs incident thereto, except from the revenues assigned and pledged by the beneficiary therefor. Such bonds are secured primarily by revenues derived from loan repayments or installment sale or lease payments due from a beneficiary which may or may not be guaranteed by a parent company or otherwise secured. In view of this, an investor should be aware that repayment of such bonds depends on the revenues of a private beneficiary and be aware of the risks that such an investment may entail.
Continued ability of a beneficiary to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the beneficiary, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the beneficiary's dependence for revenues on the operation of the particular facility being financed. In addition, interest on the IDBs is excludible from gross income for Federal income tax purposes provided the issuer and beneficiary continue to meet certain Code requirements.
If the interest on these debt obligations should ultimately be deemed to be taxable, the Sponsor may instruct the Trustee to sell them, and, since they would be sold as taxable securities, it is expected that they would have to be sold at a substantial discount from current market prices. Debt of private beneficiaries may be subject to deterioration in creditworthiness or redemption in events of mergers, acquisitions or reorganizations or as a result of adverse court decisions. Such bonds may also be subject to mandatory redemption upon the determination that the project has become uneconomical or in the event that the bonds are rendered taxable.

Special Tax Revenue Bonds. Bonds in this category are bonds secured primarily or solely by receipts of certain state or local taxes, including sales and use taxes or excise taxes. Consequently, such bonds may be subject to fluctuations in the collection of such taxes. Such bonds do not include tax increment bonds or special assessment bonds.

Other Revenue Bonds. Certain of the Bonds in the State Trusts may be revenue bonds which are payable from and secured primarily or solely by revenues from the ownership and operation of particular facilities, such as correctional facilities, parking facilities, convention centers, arenas, museums and other facilities owned or used by a charitable entity. Payment on bonds related to such facilities is, therefore, primarily or solely dependent on revenues from such projects, including user fees, charges and rents. Such revenues may be affected adversely by increased construction and maintenance costs or taxes, decreased use, competition from alternative facilities, reduction or loss of rents or the impact of environmental considerations.

Certain of the Bonds in the State Trusts are secured by direct obligations of the U.S. Government, or in some cases, obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. In a few isolated instances to date, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.


Puerto Rico Bonds

Certain State Trusts may contain Bonds of issuers located in the Commonwealth of Puerto Rico or issuers which will be affected by general economic conditions of Puerto Rico. Puerto Rico's unemployment rate remains significantly higher than the U.S. unemployment rate. Furthermore, the economy is largely dependent for its development upon U.S. policies and programs that are being reviewed and may be eliminated.

The Puerto Rican economy consists principally of manufacturing
(pharmaceuticals, scientific instruments, computers, microprocessors, medical products, textiles and petrochemicals), agriculture (largely sugar) and tourism.

Most of the island's manufacturing output is shipped to the mainland United States, which is also the chief source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. Since World War II the economic importance of agriculture for Puerto Rico, particularly in the dominance of sugar production, has declined. Nevertheless, the Commonwealth-controlled sugar monopoly remains an important economic factor and is largely dependent upon Federal maintenance of sugar prices, the discontinuation of which could severely affect Puerto Rico sugar production. The level of tourism is affected by various factors including the strength of the U.S. dollar. During periods when the dollar is strong, tourism in foreign countries becomes relatively more attractive.

The Puerto Rican economy is affected by a number of Commonwealth and Federal investment incentive programs. For example, Section
936 of the Internal Revenue Code provides for a credit against Federal income taxes for U.S. companies operating on the island if certain requirements are met. The Omnibus Budget Reconciliation
Act of 1993 imposes limits on such credit, effective for tax years beginning after 1993. In addition, from time to time proposals are introduced in Congress which, if enacted into law, would eliminate some or all of the benefits of Section 936. Although no assessment can be made at this time of the precise effect of such limitation, it is expected that the limitation of Section 936 credits would have a negative impact on Puerto Rico's economy.

Aid for Puerto Rico's economy has traditionally depended heavily on Federal programs, and current Federal budgetary policies suggest that an expansion of aid to Puerto Rico is unlikely. An adverse effect on the Puerto Rican economy could result from other U.S. policies, including a reduction of tax benefits for distilled products, further reduction in transfer payment programs such as food stamps, curtailment of military spending and policies which could lead to a stronger dollar.

In a plebiscite held in November 1993, the Puerto Rican electorate chose to continue Puerto Rico's Commonwealth status. Previously proposed legislation, which was not enacted, would have preserved the Federal tax exempt status of the outstanding debts of Puerto
Rico and its public corporations regardless of the outcome of the referendum, to the extent that similar obligations issued by the states are so treated and subject to the provisions of the Internal Revenue Code currently in effect. There can be no assurance that any pending or future legislation finally enacted will include the same or a similar protection against loss of tax exemption. The November 1993 plebiscite can be expected to have both direct and indirect consequences on such matters as the basic characteristics of future Puerto Rico debt obligations, the markets for these obligations, and the types, levels and quality of revenue sources pledged for the payment of existing and future debt obligations. Such possible consequences include, without limitation, legislative proposals seeking restoration of the status of Section 936 benefits otherwise subject to the limitations discussed above. However, no assessment can be made at this time of the economic and other effects of a change in federal laws affecting Puerto Rico as a result of the November 1993 plebiscite.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of the Bonds are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of Puerto Rico and various agencies and political subdivisions located in Puerto
Rico. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the State Trusts to pay interest on or principal of the Bonds.


Original Issue Discount Bonds and Zero Coupon Bonds

Certain of the Securities in a State Trust may have been acquired at a market discount from par value at maturity. The coupon interest rates on the discount bonds at the time they were purchased and deposited in the State Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium bonds and the prepayment benefit for lower yielding, discount bonds will be reduced. A discount bond held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. See "Portfolios-State Risk Factors and Tax Status" in Part I of the Prospectus for each Trust. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Bonds.

Certain of the Securities in a State Trust may be original issue discount bonds. Under current law, the original issue discount, which is the difference between the stated redemption price at maturity and the issue price of the Bonds, is deemed to accrue on a daily basis and the accrued portion is treated as tax-exempt interest income for Federal income tax purposes. On sale or redemption, any gain realized that is in excess of the earned portion of original issue discount will be taxable as capital gain unless the gain is attributable to market discount in which case the accretion of market discount is taxable as ordinary income. See "Portfolios-State Risk Factors and Tax Status" in Part I of the Prospectus for each Trust. The current value of an original issue discount bond reflects the present value of its stated redemption price at maturity.
The market value tends to increase in greater increments as the Securities approach maturity.

Certain of the original issue discount bonds may be Zero Coupon
Bonds (including bonds known as multiplier bonds, money multiplier bonds, capital appreciation bonds, capital accumulator bonds, compound interest bonds and money discount maturity payment bonds). Zero Coupon Bonds do not provide for the payment of any current interest and generally provide for payment at maturity at face value unless sooner sold or redeemed. Zero Coupon Bonds may be subject to more price volatility than conventional bonds. While some types of Zero Coupon Bonds, such as multipliers and capital appreciation bonds, define par as the initial offering price rather than the maturity value, they share the basic Zero Coupon Bond features of (1) not paying interest on a semi-annual basis and
(2) providing for the reinvestment of the bond's semi-annual earnings at the bond's stated yield to maturity. While Zero Coupon Bonds are frequently marketed on the basis that their fixed rate of return minimizes reinvestment risk, this benefit can be negated in large part by weak call protection, i.e., a bond's provision for redemption at only a modest premium over the accreted value of the bond.

There can be no assurance that additional Federal legislation will not be enacted or that existing legislation will not be amended hereafter with the effect that interest on the Bonds becomes subject to Federal income taxation. If the interest on the Bonds should ultimately be deemed to be taxable, the Sponsor may instruct the Trustee to sell them, and, since they would be sold as taxable securities, it is expected that they would have to be sold at a substantial discount from current market prices.

Most of the Bonds in the Trust are subject to redemption prior to their stated maturity date pursuant to sinking fund or call provisions. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. Sinking fund provisions are designed to redeem a significant portion of an issue gradually over the life of the issue. Obligations to be redeemed are generally chosen by lot. The portfolio in Part I of this Prospectus contain a listing of the sinking fund and call provisions, if any, with respect to each of the Bonds therein.

To the Sponsor's knowledge, there is no litigation pending as of the Date of Deposit in respect to any Securities which might reasonably be expected to have a material adverse effect on any of the respective State Trusts. At any time after the date of this Prospectus, litigation may be instituted on a variety of grounds with respect to Securities in any State Trust. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under recently-enacted environmental protection statutes, may affect the validity of such Securities or the tax-free nature of the interest thereon. The Sponsor is unable to predict whether any such litigation may be instituted, or if instituted, whether it might have a material adverse effect on the Multistate Trust. In addition, other litigation may arise from time to time which might impair the ability of issuers to make payments due on the Securities.

The Federal Bankruptcy Act contains provisions relating to the adjustment of indebtedness owed by any political subdivision or public agency or instrumentality of any state, including municipalities. Among other things, these provisions facilitate the use of the bankruptcy laws by such entities to restructure or otherwise alter the terms of their obligations, including long-term debt obligations of the type comprising each of the State Trust's portfolio. The
Sponsor is unable to predict at this time what effect, if any, this legislation will have on the Multistate Trust.

The percentage of Bonds in a State Trust which are subject to redemption prior to their maturity dates pursuant to sinking fund or call provisions is stated in Part I of the Prospectus. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable bond is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a bond issue is redeemed at or before maturity from the proceeds of a new bond issue. In general, a call or redemption provision is more likely to be exercised when the offering price evaluation of a Bond is higher than its call or redemption price. The "Schedule of Investments" relating to each State Trust in Part I of the Prospectus contains a listing of the maturity date and sinking fund and call provisions for each Bond.

In the case of a Guaranteed Trust, the insurance guarantees payment of principal of and interest on the Bonds held in such Guaranteed
Trust as such payments shall become due but not be paid, except that in the event of any acceleration of the due date of principal by reason of mandatory or optional redemption (other than a mandatory sinking fund redemption), default or otherwise, the payments guaranteed will be made in such amounts and at such times as would have been due had there not been an acceleration. With respect to small issue industrial development bonds and pollution control revenue bonds held in such Guaranteed Trust, the Insurer guarantees the full and complete payments required to be made by or on behalf of an issuer of such bonds if there occurs pursuant to the terms of the Bonds an event which results in the loss of the tax-exempt status of interest on such bonds, including principal, interest or premium payments payable thereon, if any, as and when thereby required.

Certain of the Bonds may from time to time be sold under certain extraordinary circumstances (see "Investment Supervision") or may be redeemed or mature in accordance with their terms, and the proceeds from such sales, redemptions and maturities will be distributed to Certificateholders and will not be reinvested. Therefore, no assurance can be given that any of the State Trusts will retain its present size and composition for any length of time and such sales, redemptions or maturities may result in a corresponding reduction of interest income distributions. Each of the State Trusts may be terminated if the value of such State Trust becomes less than the amount shown under "Summary of Essential Information." (See also "The Trust-Interest and Estimated Current Return" and "The Trust-Tax Status of the Trust" for additional information on the effects of redemptions.)

Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond or in any Bond underlying any Trust Units.

The Sponsor believes the information summarized above describes some of the more significant events relating to the Multistate Trust. The sources of such information, particularly as they relate to the respective State Trusts, are the official statements of issuers located in the states for which such Trusts are named as well as other publicly available documents. The Sponsor has not independently verified any of the information contained in such official statements and other publicly available documents and is not aware of any facts which would render such information inaccurate.


Guaranteed Trust Insurance

For Series 10 through 36 of any Guaranteed State Trust

Insurance guaranteeing the timely payment, when due, of all principal and interest on the bonds in any Guaranteed Trust(s) has been obtained from MBIA by such Guaranteed Trust. Such insurance has not been obtained by any State Trust in this Series other than such Guaranteed Trust(s). MBIA has issued a policy or insurance covering each of the Bonds in a Guaranteed Trust, including bonds which may previously have been insured. The MBIA policy shall continue in force only with respect to Bonds held in and owned by a Guaranteed Trust, and MBIA shall not have any liability under the policy with respect to any Bonds which do not constitute part of such Guaranteed Trust. In determining to insure the Bonds held in a Guaranteed Trust, MBIA has applied its own standards which correspond generally to the standards it has established for determining the insurability of new issues of municipal bonds.

By the terms of its policy, MBIA will unconditionally guarantee to a Guaranteed Trust the payment, when due, required of the issuer of the Bonds held in such Guaranteed Trust of any amount equal to the principal of (either at the stated maturity or by any advancement of maturity pursuant to a mandatory sinking fund payment) and interest on such Bonds as such payments shall become due but not paid, except that in the event of any acceleration of the due date of principal by reason of mandatory or optional redemption
(other than a mandatory sinking fund redemption), default or otherwise, the payments guaranteed will be made in such amounts and at such times as would have been due had there not been an acceleration by reason of mandatory or optional redemption (other than mandatory sinking fund redemption). MBIA will be responsible for such payments less any amounts received by a Guaranteed Trust from any trustee for the Bond issuers or from any other source. The MBIA policy does not guarantee payment on an accelerated basis, the payment of any redemption premium or the value of the Units of a Guaranteed Trust. The MBIA policy also does not insure against nonpayment of principal of or interest on the Bonds resulting from the insolvency, negligence or any other act or omission of the Trustee or other paying agent for the Bonds. However, with respect to small issue industrial development bonds and pollution control revenue bonds covered by the policy which are held in a Guaranteed Trust, MBIA guarantees the full and complete payments required to be made by or on behalf of an issuer of such Bonds if there occurs pursuant to the terms of the Bonds an event which results in the loss of the tax-exempt status of interest on such Bonds, including principal, interest or premium payments payable thereon, if any, as and when thereby required to be made by or on behalf of the issuer pursuant to the terms of such Bonds. The MBIA policy does not insure the payment of principal or interest on Bonds which is not required to be paid by the issuer thereof because the Bonds were not validly issued. At the respective times of issuance of the Bonds, opinions relating to the validity thereof was rendered by bond counsel to the respective authorities.

The MBIA policy is non-cancellable and will continue in force so long as a Guaranteed Trust is in existence and the Bonds described in the policy continue to be held in and owned by such Guaranteed Trust. (See "The Trust-Portfolio"). Failure to pay premiums on the MBIA policy will not result in the cancellation of insurance but will force MBIA to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from a Guaranteed Trust.

The MBIA policy shall terminate as to any Bond which has been redeemed from or sold by the Trustee or Guaranteed Trust on the date of such redemption or on the settlement date of such sale, and MBIA shall not have any liability under the policy as to any such Bond thereafter. If the date of such redemption or the settlement date of such sale occurs between a record date and a date of payment of any such Bonds, the MBIA policy will terminate as to such Bond on the business day next succeeding such date of payment. The termination of the MBIA policy as to any Bond shall not affect
MBIA's obligations regarding any other Bond in a Guaranteed Trust.
The MBIA policy will terminate as to all Bonds on the date on which the last of the Bonds mature, are redeemed or are sold by a Guaranteed Trust.

In the case of Series 23 through Series 36, pursuant to an irrevocable commitment of MBIA, the Trustee upon sale of a Bond in a Guaranteed
Trust has the right to obtain permanent insurance with respect to such Bond (i.e., insurance to maturity of the Bonds) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. Accordingly, any Bond in a Guaranteed Trust is eligible to be sold on an insured basis. It is expected that the Trustee will exercise the right to obtain Permanent Insurance for a Bond in a Guaranteed Trust upon instruction from the Sponsor only if upon such exercise such Guaranteed Trust would receive net proceeds (sale of Bond proceeds less the insurance premium attributable to the Permanent Insurance and the related custodial fee) from such sale in excess of the sale proceeds if such Bond was sold on an uninsured basis. The
Permanent Insurance premium with respect to each Bond is determined based upon the insurability of each Bond as of the Date of Deposit and will not be increased or decreased for any change in creditworthiness of such Bond unless such Bond is in default as to payment of principal and/or interest. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the Date of Deposit and payable from the proceeds of the sale of such Bond.

Except as indicated below, insurance obtained by a Guaranteed
Trust has no effect on the price or redemption value of Units thereof. It is the present intention of the Evaluator to attribute a value to the insurance obtained by a Guaranteed Trust (including, as to Series 23 through 36, the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units thereof only if the Bonds covered by such insurance are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default ("Defaulted Bonds").
The value of the insurance obtained by a Guaranteed Trust will be equal to the difference between (i) the market value of a Defaulted Bond insured by a Guaranteed Trust (as to Series 23 through Series
36, the market value of a Defaulted Bond assuming the exercise of the right to obtain Permanent Insurance less the insurance premium attributable to the purchase of Permanent Insurance and the related custodial fee) and (ii) the market value of similar securities not in default or significant risk thereof (as to Series
23 through Series 36 the market value of such Defaulted Bonds not covered by Permanent Insurance). See "Public Offering of Units-Public Offering Price" for a more complete description of the Evaluator's method of valuing Defaulted Bonds. Insurance obtained by the issuer of a Bond or by other parties is effective so long as such Pre-insured Bond is outstanding and the insurer of such Pre-insured Bond continues to fulfill its obligations. Regardless of whether the Insurer of a Pre-insured Bond continues to fulfill its obligations, however, such Bond will continue to be insured under the policy obtained by a Guaranteed Trust from MBIA as long as the bond is held in such Guaranteed Trust. Insurance obtained by the issuer of a Bond or by other parties may be considered to represent an element of market value in regard to the Bonds thus insured but the exact effect, if any, of this insurance on such market value cannot be predicted.

Upon notification from a Guaranteed Trust or the paying agent for a Bond held in such Guaranteed Trust that the payment of principal or interest which is then due the paying agent for such Bonds has not been made to such paying agent, MBIA will be obliged to deposit funds promptly with Citibank, N.A., New York, New York as fiscal agent for MBIA, sufficient to cover the deficit. If notice of nonpayment is received on or after the due date, MBIA will provide for payment within one business day following receipt of the notice. Upon payment by MBIA of any principal or interest payments with respect to any Bonds, MBIA shall succeed to the rights of the owner of such Bonds with respect to such payment.

Each insurance company comprising MBIA will be severally and not jointly obligated under the MBIA policy in the following respective percentages: the AEtna Casualty and Surety Company, 33%; Fireman's Fund Insurance Company, 30%; The Travelers Indemnity Company,
15%; CIGNA Property and Casualty Company (formerly AEtna Insurance Company), 12%; and The Continental Insurance Company, 10%. As a several obligor, each such insurance company will be obligated only to the extent of its percentage of any claim under the MBIA policy and will not be obligated to pay any unpaid obligations of any other member of MBIA. Each insurance company's participation is backed by all its assets. However, each insurance company is a multiline insurer involved in several lines of insurance other than municipal bond insurance, and the assets of each insurance company also secure all of its other insurance policy and surety bond obligations.

The following table sets forth unaudited financial information with respect to the five insurance companies comprising MBIA.
The statistics, which have been furnished by MBIA, are as reported by the insurance companies to the New York State Insurance Department and are determined in accordance with statutory accounting principles. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the date thereof. In addition, these numbers are subject to revision by the New York State Insurance Department which, if revised, could either increase or decrease the amounts. The Sponsor is not aware that the information herein is inaccurate or incomplete as of the date hereof.


                           MUNICIPAL BOND INSURANCE ASSOCIATION, INC.
                    STATUTORY ASSETS, LIABILITIES AND POLICYHOLDERS' SURPLUS
                            OF MEMBER COMPANIES - SEPTEMBER 30, 1994
                                        (000's omitted)


                                        New York        New York        New York
                                        Statutory       Statutory       Policyholders'
                                        Assets          Liabilities     Surplus
                                        __________      ____________    ______________

The AEtna Casualty & Surety Company     $10,030,200     $ 8,275,300     $ 1,754,900
Fireman's Fund Insurance Company          6,815,775       4,904,534       1,911,241

The Travelers Indemnity Company          10,295,359       8,515,392       1,779,967
CIGNA Property and Casualty Company
  (formerly AEtna Insurance Company)      5,112,251       4,842,235         270,016
The Continental Insurance Company         2,794,536       2,449,805         344,731
                                        ___________     ___________     ___________
Total                                   $35,048,121     $28,987,266     $ 6,060,855


Some of the members of MBIA are among the shareholders of MBIA
Inc. MBIA Inc. is the parent of the Corporation. The Corporation commenced municipal bond insurance operations on January 5, 1987. The Corporation is a separate and distinct entity from MBIA. THE CORPORATION HAS NO LIABILITY TO THE BONDHOLDERS FOR THE OBLIGATIONS OF MBIA UNDER ANY OF MBIA'S POLICIES.

MBIA's principal offices are located at 113 King Street, Armonk, New York 10504.


For Series 37 and subsequent Series of any Guaranteed State Trust

Insurance guaranteeing the timely payment, when due, of all principal and interest on the bonds in any Guaranteed Trust(s) has been obtained from the Corporation by such Guaranteed Trust. SUCH INSURANCE HAS NOT BEEN OBTAINED BY ANY STATE TRUST IN THIS SERIES OTHER
THAN SUCH GUARANTEED TRUST(S). The Corporation has issued a policy of insurance covering each of the Bonds in a Guaranteed Trust, including Bonds which may previously have been insured. The Corporation policy shall continue in force only with respect to Bonds held in and owned by a Guaranteed Trust, and the Corporation shall not have any liability under the policy with respect to any Bonds which do not constitute part of such Guaranteed Trust. In determining to insure the Bonds held in a Guaranteed Trust, the Corporation has applied its own standards which correspond generally to the standards it has established for determining the insurability of new issues of municipal bonds.

By the terms of its policy, the Corporation will unconditionally guarantee to a Guaranteed Trust the payment, when due, required of the issuer of the Bonds held in such Guaranteed Trust of any amount equal to the principal of (either at the stated maturity or by any advancement of maturity pursuant to a mandatory sinking fund payment) and interest on such Bonds as such payments shall become due but not paid, except that in the event of any acceleration of the due date of principal by reason of mandatory or optional redemption (other than a mandatory sinking fund redemption), default or otherwise, the payments guaranteed will be made in such amounts and at such times as would have been due had there not been an acceleration by reason of mandatory or optional redemption (other than mandatory sinking fund redemption). The Corporation will be responsible for such payments less any amounts received by a Guaranteed Trust from any trustee for the Bond issuers or from any other source. The Corporation policy does not guarantee payment on an accelerated basis, the payment of any redemption premium or the value of the Units of a Guaranteed Trust. The Corporation policy also does not insure against nonpayment of principal of or interest on the Bonds resulting from the insolvency, negligence or any other act or omission of the Trustee or other paying agent for the Bonds. However, with respect to small issue industrial development bonds and pollution control revenue bonds covered by the policy which are held in a Guaranteed Trust, the Corporation guarantees the full and complete payments required to be made by or on behalf of an issuer of such Bonds if there occurs pursuant to the terms of the Bonds an event which results in the loss of the tax-exempt status of interest on such Bonds, including principal, interest or premium payments payable thereon, if any, as and when thereby required to be made by or on behalf of the issuer pursuant to the terms of such Bonds. The Corporation policy does not insure the payment of principal or interest on Bonds which is not required to be paid by the issuer thereof because the Bonds were not validly issued. At the respective times of issuance of the Bonds, opinions relating to the validity thereof were rendered by bond counsel to the respective authorities.

The Corporation policy is non-cancellable and will continue in force so long as a Guaranteed Trust is in existence and the Bonds described in the policy continue to be held in and owned by such Guaranteed Trust. (See "The Trust-Portfolio"). Failure to pay premiums on the Corporation policy will not result in the cancellation of insurance but will force the Corporation to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from a Guaranteed Trust.

The Corporation policy shall terminate as to any Bond which has been redeemed from or sold by the Trustee or Guaranteed Trust on the date of such redemption or on the settlement date of such sale, and the Corporation shall not have any liability under the policy as to any such Bond thereafter. If the date of such redemption or the settlement date of such sale occurs between a record date and a date of payment of any such Bonds, the Corporation policy will terminate as to such Bond on the business day next succeeding such date of payment. The termination of the Corporation policy as to any Bond shall not affect the Corporation's obligations regarding any other Bond in a Guaranteed Trust. The Corporation policy will terminate as to all Bonds on the date on which the last of the Bonds mature, are redeemed or are sold by a Guaranteed Trust.

Pursuant to an irrevocable commitment of the Corporation, the Trustee upon sale of a Bond in a Guaranteed Trust has the right to obtain permanent insurance with respect to such Bond (i.e., insurance to maturity of the Bonds) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. Accordingly, any Bond in a Guaranteed Trust is eligible to be sold on an insured basis.
It is expected that the Trustee will exercise the right to obtain Permanent Insurance for a Bond in a Guaranteed Trust upon instruction from the Sponsor only if upon such exercise such Guaranteed Trust would receive net proceeds (sale of Bond proceeds less the insurance premium attributable to the Permanent Insurance and the related custodial fee) from such sale in excess of the sale proceeds if such Bond was sold on an uninsured basis. The Permanent Insurance premium with respect to each Bond is determined based upon the insurability of each Bond as of the Date of Deposit and will not be increased or decreased for any change in the creditworthiness of such Bond unless such Bond is in default as to payment of principal and/or interest. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the Date of Deposit and payable from the proceeds of the sale of such Bond.

Except as indicated below, insurance obtained by a Guaranteed
Trust has no effect on the price or redemption value of Units thereof. It is the present intention of the Evaluator to attribute a value to the insurance obtained by a Guaranteed Trust (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units thereof only if the Bonds covered by such insurance are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default ("Defaulted Bonds"). The value of the insurance obtained by a Guaranteed Trust will be equal to the difference between (i) assuming no exercise of the right to obtain Permanent Insurance, the market value of a Defaulted Bond insured by a Guaranteed Trust and the market value of similar securities not in default or significant risk thereof or (ii) assuming the exercise of the right to obtain Permanent Insurance, the market value of a Defaulted
Bond less the insurance premium attributable to the purchase of Permanent Insurance and the related custodial fee and the market value of such Defaulted Bond not covered by Permanent Insurance.
See "Public Offering of Units-Public Offering Price" for a more complete description of the Evaluator's method of valuing Defaulted
Bonds. Insurance obtained by the issuer of a Bond or by other parties is effective so long as such Pre-insured Bond is outstanding and the Insurer of such Pre-insured Bond continues to fulfill its obligations. Regardless of whether the Insurer of a Pre-insured
Bond continues to fulfill its obligations, however, such Bond will continue to be insured under the policy obtained by a Guaranteed
Trust from the Corporation as long as the bond is held in such Guaranteed Trust. Insurance obtained by the issuer of a Bond or by other parties may be considered to represent an element of market value in regard to the Bonds thus insured but the exact effect, if any, of this insurance on such market value cannot be predicted.

Upon notification from a Guaranteed Trust or the paying agent for a Bond held in such Guaranteed Trust that the payment of principal or interest which is then due the paying agent for such Bonds has not been made to such paying agent, the Corporation will be obliged to deposit funds promptly with Citibank, N.A., New York, New York as fiscal agent for the Corporation, sufficient to cover the deficit. If notice of nonpayment is received on or after the due date, the Corporation will provide for payment within one business day following receipt of the notice. Upon payment by the Corporation of any principal or interest payments with respect to any Bonds, the Corporation shall succeed to the rights of the owner of such Bonds with respect to such payment.

The Corporation is the principal operating subsidiary of MBIA Inc. The principal shareholders of MBIA Inc. are AEtna Casualty and Surety Company, The Fund American Companies, Inc., Insurance Company of North America, CIGNA Property and Casualty Insurance Company and Credit Local de France, and they own approximately

13.4% of the outstanding common stock of MBIA Inc. Neither MBIA
Inc. nor its shareholders are obligated to pay the debts of or claims against the Corporation. The Corporation, which commenced municipal bond insurance operations on January 5, 1987, is a limited liability corporation rather than a several liability association.
The Corporation is domiciled in the State of New York and licensed to do business in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern
Mariana Islands, the Virgin Islands of the United States and the
Territory of Guam. The Corporation has one European branch in the Republic of France. As of December 31, 1993, the Corporation had admitted assets of $3.1 billion (audited), total liabilities of $2.1 billion (audited), and total capital and surplus of $978 million (audited), according to financial statement prepared in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of December 31, 1994, the Corporation had admitted assets of $3.4 billion (audited), total liabilities of $2.3 billion (audited), and total capital and surplus of $1.1 billion (audited), according to financial statement prepared in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Copies of the Corporation's financial statements prepared in accordance with statutory accounting practices are available from the Corporation. The address of the Corporation is 113 King Street, Armonk, New York 10504.

Some of the shareholders of MBIA Inc. are among the members of MBIA; however, the Corporation is a separate and distinct entity from MBIA. MBIA HAS NO LIABILITY FOR THE OBLIGATIONS OF THE CORPORATION UNDER ANY OF THE CORPORATION'S POLICIES.

No representation is made herein as to the accuracy or adequacy of the foregoing information regarding the Corporation and MBIA or as to the absence of material adverse changes in such information subsequent to the date thereof. The Sponsor is not aware that the information herein is inaccurate or incomplete as of the date hereof.

Standard & Poor's has assigned to the Units of a Guaranteed Trust and in the case of Series 21 and subsequent Series to all Bonds a rating of "AAA" and Moody's Investors Service, Inc. has assigned a rating of "Aaa" to all of the Bonds in such Guaranteed Trust, as insured. These ratings apply only to such Bonds while they are held in such Guaranteed Trust. Also, these ratings reflect
Standard & Poor's and Moody's current assessment of the creditworthiness of the Corporation and MBIA and their ability to pay claims on their respective policies of insurance.


Interest, Estimated Current Return and Estimated Long-Term Return

The estimated net annual interest income per Unit of each State Trust is computed by dividing the estimated annual interest income to each State Trust from all of the Securities in such State Trust by the number of Units of the State Trust, less estimated annual fees and expenses per Unit of such State Trust, as set forth under "Expenses of the Trust."

Units of the Trust are offered on a "dollar price" basis. In contrast, tax-exempt bonds customarily are offered on a "yield price" basis. Therefore, the rate of return on each Unit is measured in terms of both Estimated Current Return and Estimated Long-Term Return.
Estimated Current Return based on the Public Offering Price per
Unit and Estimated Long-Term Return per Unit is set forth under "Summary of Essential Information" in Part I of the Prospectus.

Estimated Current Return is computed by dividing the Estimated
Net Annual Interest Income per Unit by the Public Offering Price. Estimated Net Annual Interest Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with principal prepayment, redemption, maturity, exchange or sale of Bonds. The Public Offering Price per Unit will vary with changes in the offering price of the Bonds. Estimated Current Return takes into account only the interest payable on the Bonds and does not involve a computation of yield to maturity or to an earlier redemption date nor does it reflect any amortization of premium or discount from par value in the Bond's purchase price. Moreover, because interest rates on Bonds purchased at a premium are generally higher than current interest rates on newly issued bonds of a similar type with comparable ratings, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity. Therefore, there is no assurance that the Estimated Current Return as set forth under "Summary of Essential Information" will be realized in the future.

Estimated Long-Term Return is calculated using a formula that
(i) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (taking into account the amortization of premiums and the accretion of discounts) and estimated retirements of all the Bonds in the portfolio and
(ii) takes into account the expenses and sales charge associated with each Unit. The Estimated Long-Term Return assumes that each Bond is retired on its pricing life date (i.e., that date which produces the lowest dollar price when yield price calculations are done for each optional call date and the maturity date of a callable security). If the Bond is retired on any optional call or maturity date other than the pricing life date, the yield to the holder of that Bond will be different from the initial quoted yield. Since the market values and estimated retirements of the Bonds, the expenses of the Trust and the Net Annual Interest Income and Public Offering Price per Unit may change, there is no assurance that the Estimated Long-Term Return as set forth under "Summary of Essential Information" will be realized in the future.


Tax Status of the Trust

Interest income on the Bonds contained in the Trust portfolio is, in the opinion of bond counsel to the issuing governmental authorities, which opinion was rendered at the time of original issuance of the Bonds, excludible from Federal gross income under the Internal Revenue Code of 1986, as amended (the "Code"). See "The Trust Portfolio."

Gain (or loss) realized on sale, maturity, or redemption of the Bonds or on sale or redemption of a Unit is, however, includible in gross income for Federal, state and local income tax purposes.
Such gain (or loss) does not include any amount received in respect of accrued interest. Bonds selling at a market discount tend to increase in market value as they approach maturity when the principal amount is payable, thus increasing the potential for taxable gain
(or reducing the potential for loss) on their redemption, maturity or sale. It should be noted that under provisions of the Revenue Reconciliation Act of 1993 (the "1993 Tax Act") that subject accretion of market discount on tax-exempt bonds to taxation as ordinary income, gain realized on the sale or redemption of Bonds by the Trustee or of Units by a Certificateholder that would have been be treated as capital gain under prior law is treated as ordinary income to the extent it is attributable to accretion of market discount. Market discount can arise based on the price the Trust pays for the Bonds or the price a Certificateholder pays for his Units.

Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued. In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which accrued to prior owners. The application of these rules will also vary depending on the value of the Bond on the date a Certificateholder acquires his Units, and the price the Certificateholder pays for his Units. Because of the complexity of these rules relating to the accrual of original issue discount, Certificateholders should consult their tax advisors as to how these rules apply.
Certificateholders should also consult their own tax advisors with respect to the state and local tax consequences of owning original issue discount Bonds. It is possible that under applicable provisions governing determination of such state and local taxes interest on tax-exempt Bonds such as any Bonds issued with original issue discount may be deemed to be received in the year of accrual even though there are no corresponding cash payments until a later year.

If a Certificateholder's cost for his pro rata interest in a Bond exceeds his pro rata interest in the Bond's face amount, such Certificateholder will be considered to have purchased his pro rata interest in the Bond at a "premium." The Certificateholder will be required to amortize any premium relating to his pro rata interest in a Bond prior to the maturity of the Bond. Amortization of premium on a Bond will reduce a Certificateholder's tax basis for his pro rata interest in the Bond, but will not result in any deduction from the Certificateholder's income. Thus, for example, a Certificateholder who purchases a pro rata interest in a Bond at a premium and resells it at the same price will recognize taxable gain equal to the portion of the premium that was amortized during the period the Certificateholder is considered to have held such interest. A Certificateholder should consult his own tax advisor regarding the proper method of amortizing bond premium.

The 1993 Tax Act subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to a statutory de minimis rule. Under the 1993 Tax Act, accretion of market discount is taxable as ordinary income; under prior law, the accretion had been treated as capital gain. Market discount that accretes while the Trust holds a Bond would be recognized as ordinary income by the Certificateholders when principal payments are received on the Bond, upon sale or at redemption (including early redemption), or upon the sale or redemption of his Units unless a Certificateholder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Certificateholders should consult their tax advisors regarding these rules and their application.

For purposes of computing the alternative minimum tax for individuals and corporations and the Superfund tax for corporations, interest on certain private activity bonds (which includes most industrial and housing bonds) issued on or after August 8, 1986 is included as a preference item. The Trust does not include any such bonds.

Present Federal income tax law also provides for an alternative minimum tax for corporations levied at a rate of 20% of alternative minimum taxable income. The alternative minimum tax and the Superfund Tax depend upon the corporation's alternative minimum taxable income, which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing the alternative minimum taxable income and the Superfund Tax of a corporation (other than an S Corporation, Regulated Investment
Company, Real Estate Investment Trust, or REMIC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its alternative minimum taxable income (determined before such adjustment item and the alternative tax net operating loss deduction). Although tax-exempt interest received by the Trust on Bonds deposited therein will not be included in the gross income of corporations for Federal income tax purposes, "adjusted current earnings" include all tax-exempt interest, including interest on all of the Bonds in the Trust. Corporate Certificateholders are urged to consult their tax advisors with respect to the particular tax consequences to them resulting from purchasing Units, including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code. In addition, certain "S Corporations" may have a tax imposed on passive income including tax-exempt interest, such as interest on the Bonds.

Under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of the Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units. However, these rules do not apply to interest paid on indebtedness incurred for expenditures of a personal nature (such as a mortgage incurred to purchase or improve a personal residence). Also, under
Section 265 of the Code certain financial institutions that acquire Units would generally not be able to deduct any of the interest expense attributable to ownership of such Units. Investors with questions regarding this issue should consult with their tax advisors.

In the case of certain of the Bonds in the State Trusts, the opinions of bond counsel indicate that interest on such securities received by a "substantial user" of the facilities being financed with the proceeds of these securities, or persons related thereto, for periods while such securities are held by such a user or related person, will not be exempt from Federal income taxes, although interest on such securities received by others would be exempt from Federal income taxes. "Substantial user" and "related person" are defined under U.S. Treasury Regulations. Any person who believes he or she may be a substantial user or related person as so defined should contact his or her tax advisor.

All statements in Part I of the Prospectus concerning exclusion from gross income for Federal, state or other taxes are the opinions of counsel and are to be so construed.

At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor its special counsel made any special review of the proceedings relating to the issuance of the Bonds held by the State Trusts or of the basis of such opinions. One or more issues of Bonds in the State Trusts may have been issued after the effective date of the Tax Reform
Act of 1986 (the "1986 Tax Act") but before the release of the Conference Committee Report relating to the 1986 Tax Act. As a result, bond counsel's opinion may not have addressed the tax-exempt status of such Bonds under the 1986 Tax Act as signed into law.
Any such Bonds are designated under the applicable State Trust under "Information Regarding the Trust-Portfolios-State Risk Factors and Tax Status" in Part I of this Prospectus. The continued tax-exempt status of such Bonds may depend upon the issuer's ability to comply with the provisions of the 1986 Tax Act. It should be noted that the tax-exempt status of certain Bonds may be based upon compliance with certain requirements after the Bonds were issued.

In general, Section 86 of the Code provides that Social Security benefits are includible in gross income in an amount equal to the lesser of (1) 50% of the Social Security benefits received or (2) 50% of the excess of "modified adjusted gross income" plus 50% of the Social Security benefits received over the appropriate "base amount." The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includible in gross income, they will be treated as any other item of gross income.

In addition, under the 1993 Tax Act, for taxable years beginning after December 31, 1993, up to 85% of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return, and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from the Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

The Tax Act raised tax rates on ordinary income while capital gains remain subject to a 28% maximum stated rate for taxpayers other than corporations. Because some or all capital gains are taxed at a comparatively lower rate under the Tax Act, the Tax
Act includes a provision that recharacterizes capital gains as ordinary income in the case of certain financial transactions that are "conversion transactions" effective for transactions entered into after April 30, 1993. Certificateholders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

For taxpayers other than corporations, net capital gains are subject to a maximum marginal tax rate of 28 percent. However, it should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed.

All taxpayers are presently required to disclose to the Internal
Revenue Service the amount of tax-exempt interest earned during the year.

THE EXEMPTION OF INTEREST ON MUNICIPAL OBLIGATIONS FOR FEDERAL
INCOME TAX PURPOSES DOES NOT NECESSARILY RESULT IN EXEMPTION UNDER
THE INCOME OR OTHER TAX LAWS OF ANY STATE OR POLITICAL SUBDIVISION.
THE LAWS OF THE SEVERAL STATES AND LOCAL TAXING AUTHORITIES VARY
WITH RESPECT TO THE TAXATION OF SUCH OBLIGATIONS AND EACH CERTIFICATEHOLDER IS ADVISED TO CONSULT HIS OWN TAX ADVISOR AS TO THE STATUS OF
HIS CERTIFICATES UNDER STATE AND LOCAL TAX LAWS. (SEE "CERTIFICATEHOLDERS-STATEMENTS TO CERTIFICATEHOLDERS.")

Each Certificateholder is also advised to consult his own tax advisor regarding the recently enacted legislation discussed above concerning market discount, inclusion in taxable income of Social
Security benefits, and changes in tax rates.


PUBLIC OFFERING OF UNITS

Public Offering Price

The Public Offering Price per Unit of a State Trust is computed by adding, to the Sponsor's Bid Price of the Securities in such State Trust divided by the number of Units of such State Trust outstanding, a sales charge calculated as set forth under the caption "Market for Units."

In addition, a proportionate share of interest accrued (see "Accrued Interest" below) on a Unit of such State Trust to the date of delivery of the Units to the purchaser (settlement date) is added to the Public Offering Price. The Public Offering Price of such
Units will vary on a daily basis from the amount stated on the cover page of Part I of the Prospectus in accordance with fluctuations in the prices of the underlying Securities and the price to be paid by each investor will be computed as of the date Units are purchased.


Accrued Interest

Accrued interest is the accumulation of unpaid interest on an obligation from the last day on which interest thereon was paid.
In the case of the Multistate Trust, interest accrued on the Securities held in each of the State Trusts' portfolio should be distinguished from accrued interest on Units of each State Trust. Accrued interest on a Unit of a State Trust includes both accrued interest on the Securities in such State Trust and any cash received by the Trustee with respect to interest on such Securities, less all withdrawals and deductions from the Interest Account made with respect to the Unit. Interest on Securities delivered to the State Trust accrues to the benefit of Certificateholders commencing with the settlement date of their purchase transaction.

Interest on Securities in each State Trust is actually paid semi-annually to each State Trust. However, interest on the Securities in a State Trust is accounted for daily on an accrual basis. Because of this, each State Trust always has an amount of interest earned but not yet collected by the Trustee because of non-collected coupons. For this reason, the Public Offering Price of a Unit of each State Trust will have added to it the proportionate share of interest accrued on the Unit of such State Trust (which includes as a part thereof accrued but unpaid interest on the Securities) to date of settlement.

An amount of accrued interest has been added to the Public Offering
Price of a Unit of a State Trust which represents interest earned but unpaid upon the underlying Securities. Such interest will normally be paid to such State Trust during the succeeding six months and, upon the receipt of such interest payments, the cash will be distributed as part of the monthly or semi-annual payments.
However, because of the differing periodic interest payment dates of the Securities comprising the portfolio of such State Trust, there will always remain an item of accrued interest on the Securities, and therefore there will always be interest accrued on a Unit which is added to the value of Units. The interest accrued on a Unit is accounted for daily and is added to the daily valuation of each Unit. If a Certificateholder sells or redeems all or a portion of his Units or if the State Trust in which he is a Certificateholder is liquidated, he will receive at that time his proportionate share of the interest accrued on the Units of such State Trust computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption.


Method of Evaluation

Aggregate prices of the Securities shall be determined for each of the State Trusts by the Evaluator, (a) on the basis of current prices of the Securities, (b) if prices are not available for any particular Securities, on the basis of current prices for comparable Securities, (c) by determining the value of the Securities by appraisal, or (d) by any combination of the above. Unless Securities are in default in payment of principal or interest or in significant risk of such default, the Evaluator will not attribute any value to the insurance obtained by a Guaranteed Trust.

The Evaluator will consider in its evaluation of Defaulted Bonds held by a Guaranteed Trust and which are covered by insurance obtained by such Guaranteed Trust the value of the insurance guaranteeing interest and principal payments as well as the market value of the Defaulted Bonds and the market value of similar securities of issuers whose securities, if identifiable, carry identical interest rates and maturities and are of a creditworthiness comparable to the issuer prior to the default or risk of default. If such other securities are not identifiable, the Evaluator will compare prices of securities with substantially identical interest rates and maturities and are of a creditworthiness of minimum investment grade. As to Series 23 and subsequent Series, the value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance and the related custodial fee) and (ii) the market value of such Defaulted Bonds not covered by Permanent Insurance. The Evaluator will consider the ability of the Insurer to meet its commitments under a Guaranteed Trust's insurance policy and MBIA's commitment, in the case of Series
23 through 36, and the Corporation's commitment, in the case of Series 37 and subsequent Series, to issue Permanent Insurance.
For example, if a Guaranteed Trust were to hold the defaulted
Securities of a municipality, the Evaluator would first consider in its evaluation the market price of the defaulted Securities.
The Evaluator would ascribe a value to the insurance feature of the defaulted Securities that would be equal to the difference between the market value of the defaulted Securities insured by such Guaranteed Trust and the market value of similar securities of minimum investment grade as described herein which were not in default in payment of principal or interest or in significant risk of such default. The Evaluator intends to use a similar valuation method with respect to Securities insured by a Guaranteed Trust if there is a significant risk of default and a resulting decrease in the market value. For a description of the circumstances under which a full or partial suspension of the right of Certificateholders to redeem their Units may occur, see "Public Offering of Units-Redemption."

It is the present intention of the Trustee (and, in the case of Series 23 and subsequent Series, assuming the Trustee does not exercise the right to obtain Permanent Insurance on any Defaulted
Bond), so long as a Guaranteed Trust contains either some Bonds not in default or any Pre-insured Bonds, not to sell Defaulted
Bonds to effect redemptions or for any other reason but rather to retain them in the portfolio of such Guaranteed Trust BECAUSE VALUE ATTRIBUTABLE TO THE INSURANCE CANNOT BE REALIZED UPON SALE. Insurance obtained by the issuer of a Pre-insured Bond, or by some other party, is effective so long as such Pre-insured Bond is outstanding and the insurer of such Bond continues to fulfill its obligations. Therefore, any such insurance may be considered to represent an element of market value in regard to the Pre-insured Bond, but the exact effect, if any, of this insurance on such market value cannot be predicted. Regardless of whether the Insurer of a Pre-insured Bond continues to fulfill its obligations, however, such Bond will in any case continue to be insured under the policy obtained by a Guaranteed Trust from the Insurer as long as the Bond is held in such Guaranteed Trust.

No value has been ascribed to insurance obtained by a Guaranteed
Trust as of the date of this Prospectus.


Comparison of Public Offering Price, Sponsor's Repurchase Price and Redemption Price

Although the Public Offering Price and the Sponsor's Repurchase
Price of Units of a State Trust will be determined on the basis of the Sponsor's Bid Price (see "Market for Units" below), the
Unit Value at which Units may be redeemed will be determined on the basis of the current bid prices of such Securities. On the Pricing Date, the Public Offering Price and the Sponsor's Repurchase Price per Unit of each State Trust (based on the Sponsor's Bid
Price of the Securities in such State Trust and including the sales charge) each exceeded the Unit Value at which Units could have been redeemed (based upon the current bid prices of the Securities in such State Trust) by the amount shown under "Summary of Essential Information" in Part I of the Prospectus. In the past, the bid prices of bonds similar to those in the State Trusts have been lower than the offering prices by as much as 3% or more of principal in the case of inactively traded bonds and as little as 1/2 of 1% in the case of actively traded bonds, but the difference between such offering and bid prices has averaged about 1 1/2% to 2% of principal amount. Further, all of these spreads between bid and offering prices have increased substantially during periods of extreme uncertainty. For these reasons, among others (including fluctuations in the market prices of the Securities and the fact that the Public Offering Price includes a sales charge), the amount realized by a Certificateholder upon any redemption of Units may be less than the price paid by him for such Units.

Distribution of Units

Units of the respective State Trusts repurchased by the Sponsor in the secondary market are offered to the public at the Public
Offering Price of such Units determined in the manner set forth above, plus accrued interest to the settlement date, on the last business day of each week effective for all sales made during the following week. In maintaining a market for the Units, the Sponsor realizes profits or sustains losses in the amount of any difference between the price at which it purchased Units and the price at which it resells or redeems such Units. Cash, if any, made available to the Sponsor prior to the settlement date for a purchase of Units may be used in the Sponsor's business, subject to the limitations of the rules and regulations under the Securities Exchange Act of 1934, as amended, and may be of benefit to the Sponsor.

The Sponsor qualified and intends to continue to qualify Units of each of the respective State Trusts for sale in the State for which such State Trust is named. Sales may be made to or through dealers at prices which represent concessions or agency commissions of 70% of the sales charge, subject to the Sponsor's right to change such concession or agency commission from time to time. Certain commercial banks are making Units of the respective State Trusts available to their customers on an agency basis. Under the Glass-Steagall Act, banks are prohibited from underwriting
State Trust Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have not indicated that these particular agency transactions are not permitted under such Act. In Texas, any banks making Units available to potential investors must be registered as broker-dealers in Texas. The Sponsor may from time to time pay, in addition to the amount paid to dealers, an additional concession to a dealer which employs a registered representative who sells during a specific period, a minimum dollar amount of the respective State Trust's Units.
In no event will such additional concession paid by the Sponsor to the dealer exceed the difference between the sales charge and the dealer's allowance in respect of Units sold by the qualifying registered representative. Such Units then may be distributed to the public by the dealers at the Public Offering Price then in effect. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.


Market for Units

The Sponsor, although not obligated to do so, intends to maintain a secondary market for the Units of the respective State Trusts at its own expense and continuously to offer to purchase such Units at prices based on the Sponsor's Bid Price, including bid prices as determined by the Evaluator through the expected date of settlement. For a description of the Redemption Price, see
"Redemption" below. The repurchase price is subject to change at any time and may be more or less than the original purchase price. SINCE THE MARKET PRICE MAY EXCEED THE REDEMPTION PRICE,
A CERTIFICATEHOLDER WHO WISHES TO DISPOSE OF HIS UNITS SHOULD
INQUIRE THROUGH HIS BROKER AS TO THE CURRENT MARKET PRICE OF THE
UNITS BEFORE MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE. Any
Units so acquired by the Sponsor may be reoffered at a price determined in accordance with the currently effective Prospectus describing such Units. However, if the Sponsor repurchases Units of a State
Trust in the secondary market at a price below the offering price of the Securities in such State Trust, it will not resell these Units in the secondary market.

The Sponsor may discontinue purchases of Units at the Sponsor's
Bid price if the supply of Units of any of the respective State Trusts exceeds demand or for other business reasons. In that event, a Certificateholder will be able to dispose of his Units of a State Trust only by tendering them to the Trustee for redemption at prices based on the aggregate bid price of the Securities in such State Trust, which is expected to be less than the aggregate offering price. The Sponsor, of course, does not in any way guarantee the enforceability, marketability, or price of any Security in the portfolio or of the Units of any of the State Trusts. Any
Units that are purchased by the Sponsor in the secondary market may be tendered for redemption by the Sponsor if it determines such redemption to be in its best interest.

The secondary market Public Offering Price of the Units of the Trust will be based on the aggregate bid price of the Bonds in the Trust (as determined by the Evaluator) plus a sales charge determined in accordance with the schedule set forth below, which is based upon the maturities of each Bond in the Trust. The use of a variable sales charge will in no event result in a greater sales charge than the 5.5% sales charge previously in effect for purchases of Units in the secondary market. In several instances it may have the effect of lowering the sales charge and thus increasing the Estimated Current Return and Estimated Long-Term Return (see "Summary of Essential Information" in Part I of the Prospectus for information regarding the Estimated Current Return and Estimated Long-Term Return of Units of the Trust) to secondary market purchasers. For the purpose of computing the sales charge, Bonds will be deemed to mature on their expressed maturity dates unless: (a) the Bonds have been called for redemption or funds or securities have been placed in escrow to redeem them on an earlier call date, in which case such call date will be deemed to be the date upon which they mature; or (b) such Bonds are subject to a "mandatory tender," in which case such mandatory tender will be deemed to be the date upon which they mature.

This method of sales charge computation will apply different sales charge rates to each Bond in the Trust based upon the maturity of each such Bond in accordance with the following schedule:

                           Secondary Market Sales Charge

        Years to Maturity       Percentage of           Percentage of
        Per Bond                Public Offering Price   Net Amount Invested
        _________________       _____________________   ___________________
        0.000-3.000             2.00%                   2.041%
        3.001-4.000             2.50                    2.564
        4.001-5.000             3.00                    3.093
        5.001-6.000             3.50                    3.627
        6.001-7.000             4.00                    4.167
        7.001-8.000             4.50                    4.712
        8.001-9.000             5.00                    5.263
        9.001 or more           5.50                    5.820


A minimum sales charge of 2.0% of the Public Offering Price will be applied to all secondary market purchases of Units of the Trust. There will be no reduction of the sales charge for volume purchases in secondary market transactions.


Redemption

Any Unit may be tendered for redemption by mail to the Trustee, Bank of New York, Attention: Unit Trust Department, at its office at 101 Barclay Street, New York, New York 10286, properly endorsed and accompanied by a written instrument or instruments of transfer, together with any applicable transfer tax payable, as instructed by the Trustee. A Certificateholder must sign exactly as his name appears on the face of the Certificate with the signature guaranteed by a national bank or trust company or by a member firm of a national or regional securities exchange and furnish such other documents as the Trustee may request.

Payment in cash for Units so tendered will be made by the Trustee no later than the third business day following the day on which tender for redemption is received (the "Redemption Date"). The amount to be paid on the Redemption Date to a Certificateholder is the Unit Value, determined as of the date of tender in accordance with the procedures set forth under "Unit Evaluation," multiplied by the number of Units tendered for redemption (the "Redemption
Price"). The "date of tender" is the date Units are received by the Trustee in proper form, provided that if Units are received after the Evaluation Time stated under "Summary of Essential Information" in Part I of the Prospectus the date of tender is deemed the next business day and such Units will be treated as having been tendered for redemption at the Redemption Price computed on that day.

The Sponsor has the right to purchase any Unit tendered to the Trustee for redemption no later than the close of business on the second business day following such tender at a price not less than the Redemption Price. So long as the Sponsor is maintaining a bid in the secondary market in excess of the Redemption Price, the Sponsor will repurchase any Units tendered to the Trustee for redemption.

Any portion of the Redemption Price representing interest shall be withdrawn from the Interest Account of the applicable State
Trust to the extent that funds are available for such purpose.
All other amounts paid on redemption shall be withdrawn from the Principal Account of such State Trust. The Trustee is empowered to sell Securities in a State Trust in order to make funds available for the redemption of Units of such State Trust. Any Units redeemed shall be cancelled and any undivided fractional interest of such Units in the State Trust extinguished. To the extent Securities in a State Trust are sold, the size and diversity of such State Trust will be reduced. Such sale may be required when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized. The Redemption Price may be more or less than the amount paid by the Certificateholder depending on the value of the Securities in the portfolio of the applicable State Trust at the time of redemption.

The right of redemption may be suspended and payment postponed
(1) for any period during which the New York Stock Exchange Inc. is closed, other than customary weekend or holiday closings; (2) for any period during which (as determined by the Securities and Exchange Commission (the "Commission")), (i) trading on the New York Stock Exchange Inc. is restricted or (ii) an emergency exists as a result of which disposal or evaluation of the Securities is not reasonably practicable; or (3) for such other period as the Commission may by order permit. The Trustee and the Sponsor are not liable to any person or in any way for any loss or damage which may result from any such suspension or postponement.

As stated above, the Trustee may sell Securities to cover redemptions. When Securities are sold, the size and diversity of the Trust will be reduced. Such sale may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized. The Redemption Price may be more or less than the amount paid by the Certificateholder depending on the value of the Securities in the portfolio at the time of redemption. Since the provisions of the insurance obtained by a Guaranteed Trust cover the Bonds only while the Bonds are held in and owned by such Guaranteed Trust (and, in the case of Series
23 and subsequent Series, assuming the Trustee does not exercise the right to obtain Permanent Insurance on a Bond), the Bonds so insured must be sold on an uninsured basis. To the extent that (and, in the case of Series 23 and subsequent Series, assuming the Trustee does not exercise the right to obtain Permanent Insurance on a Defaulted Bond), Bonds which are current in payment of interest are sold from a Guaranteed Trust portfolio in order to meet redemption requests and Defaulted Bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said Bonds, the overall quality (and therefore value) of the Bonds remaining in such Guaranteed Trust will tend to diminish.
See "Investment Supervision" for the effect of selling Defaulted
Bonds to meet redemption requests.

Because insurance obtained by a Guaranteed Trust terminates as to Bonds which are sold by the Trustee and because the insurance obtained by such Guaranteed Trust does not have a realizable cash value which can be used by the Trustee to meet redemption of Units (and as to Series 23 and subsequent Series, assuming the Trustee does not exercise the right to obtain Permanent Insurance on Defaulted Bonds), under certain circumstances the Sponsor may apply to the Commission for an order permitting a full or partial suspension of the right of Certificateholders of such Guaranteed Trust to redeem their Units if a significant portion of the Bonds in the portfolio are in default in payment of principal or interest or in significant risk of such default. No assurances can be given that the Commission will permit the Sponsor to suspend the rights of such Certificateholders to redeem their Units and, without the suspension of such redemption rights when faced with excessive redemption, the Sponsor may not be able to preserve the benefits of such Guaranteed Trust's insurance on Defaulted Bonds.


Unit Evaluation

Unit Value is computed by the Trustee as of the Evaluation Time stated under "Summary of Essential Information" in Part I of the Prospectus on each business day by adding: (1) the aggregate value of each issue of the Securities in such State Trust on the bid side of the market, as determined by the Evaluator, except for those cases relating to a Guaranteed Trust in which the value of insurance has been included; (2) the cash on hand in such State Trust, other than amounts allocated to semi-annual Certificateholders under the Agreement; (3) accrued but unpaid interest on the Securities in such State Trust at the date of the computation; and (4) with respect to semi-annual Certificateholders only, amounts allocated to them under the Agreement: and deducting therefrom, (1) amounts representing any applicable taxes or governmental charges payable out of such State Trust and for which no deductions have been previously made; (2) amounts representing estimated accrued expenses of such State Trust including but not limited to unpaid fees and expenses of the Trustee (including legal and auditing fees), the Evaluator, and if any, of counsel; and (3) cash allocated for distribution (which distribution shall take into account those Certificateholders who have elected to receive distributions on a monthly basis) to Certificateholders of record of such State
Trust as of the business day prior to the evaluation being made.
The result of such computation shall be divided by the number of Units outstanding of such State Trust as of the date thereof to determine the per Unit evaluation of such State Trust.

In determining the Redemption Price per Unit of a Guaranteed Trust, no value will be assigned to the portfolio insurance maintained by such Guaranteed Trust on the Bonds in such Guaranteed Trust unless such Bonds are in default in payment of principal or interest or in significant risk of such default. On the other hand, Pre-insured Bonds are entitled at all times to the benefits of insurance obtained by their respective issuers and such benefits are reflected and included in the market value of Pre-insured Bonds. For a description of the situations in which the Evaluator may value the insurance obtained by a Guaranteed Trust, see "Public Offering of Units-Method of Evaluation."


CERTIFICATEHOLDERS

Description of Certificate

Ownership of Units of the respective State Trust will be evidenced by registered Certificates executed by the Trustee and the Sponsor. Certificates are transferable by presentation and surrender to the Trustee properly endorsed and accompanied by a written instrument or instruments of transfer, together with a payment of $2.00 if required by the Trustee or such other amounts as may be specified by the Trustee and approved by the Sponsor for each new Certificate and any sums payable for taxes or other governmental charges imposed on such transactions.

Certificates will be issued in denominations of one Unit or any multiple thereof. The Trustee at the present time does not intend to charge for services rendered in connection with the normal transfer or interchange of Certificates. Destroyed, stolen, mutilated or lost Certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred.


Trust Distributions

Interest and principal from each State Trust, less applicable expenses or funds required for the redemption of Units of such State Trust, will be distributed in monthly or semi-annual installments on a pro rata basis to Certificateholders of record of such State Trust as of each Record Day on the next following Distribution Day or shortly thereafter. (See "Distributions" and "Summary of Essential Information" in Part I of the Prospectus.)

Interest on the Securities received by each State Trust is credited by the Trustee to an Interest Account of such State Trust. Other receipts are credited to a Principal Account of such State Trust.
The regular monthly or semi-annual distribution to Certificateholders in such State Trust shall consist of an amount substantially equal to one-twelfth or one-half of such holder's pro rata share of the estimated net annual income in the Interest Account of such State Trust after deducting estimated expenses (the "Monthly or Semi-Annual Interest Distribution") plus such holder's pro rata share of the cash balance of the Principal Account of such State
Trust computed as of the close of business on the preceding Record
Day. The Monthly or Semi-Annual Interest Distribution per Unit to Certificateholders in a State Trust is expected to be in the amount shown under "Summary of Essential Information" for such State Trust in Part I of the Prospectus and will change and may be reduced as Securities in such State Trust are redeemed, paid or sold. Proceeds received from the disposition of any of the underlying Securities in a State Trust subsequent to a Record
Day and prior to the succeeding Distribution Date will be held in the Principal Account of such State Trust and will not be distributed until the next successive Distribution Day. Persons who purchase
Units between a Record Day and a Distribution Day will receive their first distribution on the second Distribution Day following their purchase of Units. Other than for purposes of redemption, no distribution need be made from the Principal Account of a State
Trust if the balance therein is less than $1.00 per Unit then outstanding and in the case of Series 20 and subsequent Series no monthly distribution need be made from the Principal Account of a State Trust if the balance therein is less than $10.00 per Unit then outstanding. A Reserve Account of a State Trust may be created by the Trustee by withdrawing from the Interest or Principal Accounts of such State Trust, from time to time, such amounts as it deems requisite to establish a reserve for any taxes or other governmental charges that may be payable out of such State Trust. The Principal, Interest and Reserve Accounts of a
State Trust do not bear interest. (See "Expenses of the Trust.").

Because interest payments are not received by a State Trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the Interest Account of such State Trust as of the Record Date. For the purpose of eliminating fluctuations in the periodic distributions from the Interest Account of a State Trust, the Trustee is required by the Agreement to advance such amounts as may be necessary to provide monthly or semi-annual interest payments of approximately equal amounts. The Trustee shall be reimbursed, without interest, for any such advances from funds available from the Interest and Principal Accounts of such State Trust on or before the ensuing Distribution Day. (See "Expenses of the Trust.")


Statements to Certificateholders

The Trustee will furnish each Certificateholder with each distribution a statement of the amount of interest and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. The accounts of each State Trust are required to be audited not less frequently than annually by independent certified public accountants designated from time to time by the Sponsor. The report of such accountants shall be furnished by the Trustee to any Certificateholder of such State
Trust upon request. Within a reasonable period of time after the end of each calendar year (normally within thirty to sixty days), the Trustee shall furnish to each person who at any time during the calendar year was a Certificateholder a statement setting forth: A. As to the Interest Account: (1) The amount of interest received on the Securities; (2) The amount paid for redemption of Units; (3) The charges for payment of applicable taxes and fees and expenses (including auditing fees and insurance costs, if any) of the Trustee, the Evaluator, and, if any, of counsel;
(4) Any other amount credited to or deducted from the Interest
Account; and (5) The balance remaining expressed both as a total dollar amount and as a dollar amount per Unit outstanding on the last business day of such calendar year; B. As to the Principal Account: (1) The dates of the sale, maturity, liquidation or redemption of any of the Securities and the net proceeds received therefrom excluding any portion credited to the Interest Account, and as to Series 23 and subsequent Series, the premium attributable to the Trustee's exercise of the right to obtain Permanent Insurance and any related custodial fee; (2) The amount paid for redemption of Units; (3) The charges for payment of applicable taxes and fees and expenses (including auditing fees and insurance costs, if any) of the Trustee, the Evaluator, and, if any, counsel; (4)
Any other amount credited to or deducted from the Principal Account; and (5) The balance remaining expressed both as a total dollar amount and as a dollar amount per Unit outstanding on the last business day of the calendar year; C. Other Information: (1) A list of the Securities as of the last business day of such calendar year; (2) The number of Units outstanding on the last business day of such calendar year; (3) The Unit Value based on the last
Trust Evaluation made during such calendar year; and (4) The amounts actually distributed to Certificateholders during such calendar year from the Interest and Principal Accounts separately stated, expressed both as total dollar amounts and as dollar amounts per Unit outstanding on the Record Days for each such distribution.


Rights of Certificateholders

Certificateholders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Thereafter, changes in the plan of distribution may be made, but only as provided in this paragraph. On each Semi-Annual Distribution Day, or within a reasonable period of time thereafter, the Trustee shall furnish to each Certificateholder a card which must be returned to the Trustee on or before the next Monthly
Record Day if the Certificateholder wishes to change his plan of distribution. Certificateholders wishing to change must so indicate on the card and return it to the Trustee together with their Certificate to which it relates. If the card and Certificate are returned, the change will become effective as of the Monthly
Record Day immediately following such Semi-Annual Distribution
Day and continue in effect until further notice. If the card and Certificate are not returned to the Trustee, the Certificateholder will be deemed to have elected to continue with the same plan for the following six months.

A Certificateholder may tender his Units to the Trustee for redemption at any time, including the time prior to the receipt of Certificates representing Units purchased. The death or incapacity of any Certificateholder in a State Trust will not operate to terminate such State Trust or entitle his legal representatives or heirs to claim an accounting or to bring any action or proceeding in any court for partition or winding up of such State Trust.

No Certificateholder in a State Trust shall have the right to control the operation and management of such State Trust in any manner, except to vote with respect to certain amendments of the Agreement or termination of such State Trust.


AUTOMATIC REINVESTMENT PLAN

The Sponsor has entered into an agreement with First Investors
Insured Tax Exempt Fund, Inc. ("First Investors") which permits
Certificateholders of the State Trust to elect to have each distribution of interest income, capital gains or principal on his Units automatically reinvested in shares of First Investors at the price (plus sales charge) described below. First Investors, whose investment adviser is First Investors Management Company ("Advisor"), is an open-end, diversified management investment company with the objective of providing through investment in a professionally managed insured portfolio of municipal bonds, a high level of current tax-exempt income.

First Investors has investment objectives which differ in certain respects from those of the Trust. First Investors is permitted to own tax-exempt bonds rated less than A by Moody's Investors
Service, Inc., or Standard & Poor's and bonds not rated by Moody's or Standard & Poor's, if, in the judgment of the Advisor, such bonds are suitable for achieving First Investors' investment objective, and if, in the judgment of the independent insurance company (AMBAC Indemnity) which issues insurance covering the securities in the portfolio of First Investors, such bonds are acceptable for issuance of municipal bond insurance. Because of such insurance, Standard & Poor's has rated First Investors "AAA." First Investors may also own (not to exceed 10% of the portfolio on average) short-term, fixed income investments, the interest income from which may be subject to Federal income tax, as described in a prospectus relating to First Investors.

Each Certificateholder may elect to become a participant in the automatic reinvestment program by advising his or her account representative. Thereafter, as directed by such person, each distribution of interest income, capital gains or principal on the participant's
Units will, on the applicable Distribution Day, automatically be applied as of that date by the Trustee to purchase shares (or fractions thereof) of First Investors at a net asset value as computed as of the close of trading on the New York Stock Exchange on such date, plus a reduced sales charge of 1% of the offering price, as described in the First Investors prospectus. The sales charge would be paid to the Advisor and First Investors Corporation, as principal underwriters of First Investors. The balance will be invested in First Investors.

Confirmations of all transactions undertaken for each participant in the reinvestment plan will be mailed to such participant by First Investors indicating distributions and shares (or fractions thereof) of First Investors purchased on his behalf.

A participant may at any time prior to the five days preceding the next succeeding Distribution Day, by so notifying the Trustee in writing, elect to terminate his participation in the reinvestment plan and receive future distributions on his Units in cash. There will be no charge or other penalty for such termination. The Sponsor, First Investors and the Advisor each will have the right to terminate this investment plan.

It should be remembered that the reinvestment of distributions through the reinvestment plan will not affect the income tax status of the distributions.

TO RECEIVE MORE INFORMATION REGARDING AN INVESTMENT IN FIRST INVESTORS THROUGH THE PLAN, INCLUDING CHARGES, EXPENSES AND SALES CHARGES
FOR PARTICIPANTS, FILL OUT AND RETURN THE ENCLOSED CARD FOR A
COPY OF THE FIRST INVESTORS PROSPECTUS. READ IT CAREFULLY BEFORE
YOU DECIDE TO PARTICIPATE.


INVESTMENT SUPERVISION

With certain specified exceptions described below, the Sponsor may not alter the portfolio of a State Trust by the purchase, sale or substitution of Securities. Thus, with the exception of the redemption or maturation of Securities in accordance with their terms, the assets of a State Trust will remain unchanged under normal circumstances.

The Sponsor may direct the Trustee to dispose of Securities upon default in the payment of principal or interest, institution of certain legal proceedings or the existence of certain other impediments to the payment of Securities, default under other documents which may adversely affect debt service, default in the payment of principal or interest on other obligations of the same issuer, decline in projected revenues pledged for debt service on revenue Securities, or decline in price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsor the retention of such Securities in a State Trust would be detrimental to the interest of the Certificateholders. The proceeds from any such sales will be credited to the Principal Account of such State Trust for distribution to the Certificateholders.

To the extent that Bonds in a Guaranteed Trust are sold which are current in payment of principal and interest in order to meet redemption requests and Defaulted Bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said Bonds (and as to Series 23 and subsequent Series, assuming the Trustee does not exercise the right to obtain Permanent Insurance on a Defaulted Bond or Bonds), the overall quality of the Bonds remaining in such Guaranteed
Trust's portfolio will tend to diminish. Except as described below and in certain other unusual circumstances for which it is determined by the Trustee to be in the best interest of the Certificateholders or if there is no alternative (and as to Series 23 and subsequent Series, assuming the Trustee does not exercise the right to obtain Permanent Insurance on a Defaulted Bond or Bonds), the Trustee is not empowered to sell Defaulted Bonds for which value has been attributed for the insurance obtained by such Guaranteed Trust.
Because of such restrictions on the Trustee under certain circumstances the Sponsor may seek a full or partial suspension of the right of Certificateholders to redeem their Units. See "Public Offering of Units-Redemption."

The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of the Securities to issue new obligations in exchange and substitution for any of the Securities pursuant to a refunding financing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if
(a) the issuer is in default with respect to the Securities or
(b) in the written opinion of the Sponsor, there is a reasonable basis to believe that the issuer will default with respect to the Securities in the foreseeable future. Any obligations received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Agreement to the same extent as the Securities originally deposited. Within five days after such deposit in a State Trust, notice of such exchange and deposit shall be given by the Trustee to each Certificateholder in such State Trust registered on the books of the Trustee, including an identification of the Securities eliminated and the Securities substituted therefor.

If a default in the payment of principal or interest on any of the Securities occurs and no provision for payment is made therefor either pursuant to any portfolio insurance or otherwise, and if the Sponsor fails to instruct the Trustee to sell or hold within thirty days after the notification thereof by the Trustee, the Agreement provides that the Trustee shall sell the Defaulted Bonds forthwith and shall not be liable for any depreciation or loss incurred by reason of such sale. The Trustee may sell Securities in a State Trust designated by the Sponsor for the purpose of redeeming Certificates tendered for redemption and the payment of expenses for such State Trust.

Notwithstanding the foregoing, in connection with the final distributions to Certificateholders of a Guaranteed Trust (and as to Series
23 and subsequent Series, assuming the Trustee does not exercise the right to obtain Permanent Insurance on any Defaulted Bond), because the portfolio insurance obtained by such Guaranteed Trust is applicable only while bonds so insured are held by such Guaranteed Trust, the price to be received by such Guaranteed Trust upon the disposition of any Defaulted Bond will not reflect any value based on such insurance. Therefore, in connection with any liquidation, it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any Bond or Bonds if retention of such Bond or Bonds, until due, shall be deemed to be in the best interest of Certificateholders, including but not limited to situations in which a Bond or Bonds so insured have a deteriorated market price resulting from a significant risk of default. Since any Pre-insured Bonds will reflect the value of the insurance obtained by the Bond issuer, it is the present intention of the Sponsor not to direct the Trustee to hold any Pre-insured Bonds after the date of termination. All proceeds received, less applicable expenses, from insurance on defaulted
Bonds not disposed of at the date of termination will ultimately be distributed to Certificateholders of record as of such date of termination as soon as practicable after the date such Bond or Bonds become due and applicable insurance proceeds have been received by the Trustee. (See "Summary of Essential Information" in Part I of the Prospectus).


ADMINISTRATION OF THE TRUST

The Trustee

The Successor Trustee as to Series 1 through 23 and Trustee as to Series 24 and Subsequent Series is The Bank of New York, a trust company organized under the laws of New York. The Unit Trust Department of the Trustee has its offices at 101 Barclay Street, New York, New York 10286, and its telephone number is 1-800-431-8001 or 1-800-431-8002.
The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

The duties of the Trustee are primarily ministerial in nature.
The Trustee did not participate in the selection of Securities for the portfolios of any of the State Trusts.

The Trustee shall keep proper books of record and account of all transactions at its office. Such records shall include the name and address of, and the Certificates issued to, every Certificateholder. Such books and records shall be open to inspection by any Certificateholder at all reasonable times during business hours. Although the Trustee shall remain primarily responsible for the obligations and duties allocated to it, the Agreement provides that the Trustee may, subject to the approval of the Sponsor, enter into servicing arrangements as it deems necessary or appropriate for the performance by a service organization (which may be a corporation affiliated with the Trustee) of bookkeeping, accounting, reporting, distribution and other activities and duties allocated to the Trustee under the Agreement.

The Trustee or any successor may resign by executing an instrument in writing and filing the same with the Sponsor and mailing a copy to each Certificateholder. The Sponsor, upon receiving such notice, is obligated to use its best efforts to appoint a successor Trustee promptly. If, upon such resignation, no successor Trustee has been appointed within thirty days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. In case the Trustee becomes incapable of acting or is adjudged bankrupt or is taken over by public authorities, or, in the case of Series 18 and subsequent
Series, if the Sponsor deems it to be in the best interests of the Certificateholders, the Sponsor may remove the Trustee and appoint a successor Trustee as provided in the Agreement. Notice of such removal and appointment shall be mailed to each Certificateholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor Trustee, all of the rights, powers, duties and obligations of the original Trustee shall vest in the successor.

The Trustee shall be a banking corporation organized and doing business under the laws of the United States or of any state or territory of the United States which is authorized under such laws to exercise corporate trust powers and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000 and shall otherwise qualify to act as Trustee.


The Evaluator

The Evaluator is Securities Evaluation Service, Inc., with its principal offices at Suite 200, 531 East Roosevelt Road, Wheaton,
Illinois 60187. Securities Evaluation Service, Inc. is a registered investment advisor.

The Evaluator may resign or be removed by either the Sponsor or the Trustee which are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon acceptance of appointment by the successor Evaluator. If, upon resignation of the Evaluator, no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor. Notice of such resignation or removal and appointment shall be mailed by the Trustee to each Certificateholder.


Successor Sponsor

If at any time the Sponsor fails to perform any of its duties under the Agreement or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor

Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the Commission, (b) terminate the Agreement and liquidate the State Trusts as provided therein, or (c) continue to act as Trustee without terminating the Agreement and without appointing any successor Sponsor. In no event may the Trustee act as Sponsor of the Trust.


Amendment and Termination of the Agreement

The Agreement may not be amended, without the consent of the holders of all Certificates of the Multistate Trust then outstanding, to increase the number of Units issuable or to permit, except in accordance with the provisions of the Agreement, the acquisition of any Securities in addition to or in substitution for those initially deposited in the State Trusts or to reduce the percentage interest in the State Trusts of any Certificateholder or reduce the percentage of Units required to consent to any such amendment or waiver. The Trustee shall promptly notify Certificateholders of the substance of any such amendment.

The Agreement may be amended by the Trustee and the Sponsor without the consent of any of the Certificateholders: (1) to cure any ambiguity or to correct or supplement any provisions which may be defective or inconsistent; (2) to change any provisions thereof as may be required by the Commission or any successor governmental agency; or (3) to make such provisions as shall not adversely affect the interests of the Certificateholders (as determined in good faith by the Sponsor and the Trustee). The Agreement may also be amended in any respect by the Sponsor and the Trustee, or performance of any of the provisions thereof may be waived, with the written consent of the holders of Certificates evidencing 662/3% of the Units then outstanding of each State Trust affected by such amendment.

The Agreement provides that a State Trust shall terminate upon the maturity, redemption or other disposition, as the case may be, of the last of the Securities held in such State Trust, or, in the case of certain Trusts, at any time when in the opinion of the Sponsor and the Trustee, the amount of customary, interest-bearing
Bonds in a State Trust is insufficient to support the expenses of such State Trust. The Trustee shall notify all Certificateholders of any State Trust when the value of such State Trust as shown on the last business day of December or June in any year is less than the minimum amount set forth in "Summary of Essential Information" in Part I of the Prospectus, at which time such State Trust may be terminated by the consent of 662/3% of its Certificateholders or, in the case of Series 11 and subsequent Series, by the Trustee, provided however, that at least 331/3% of such Certificateholders do not instruct the Trustee not to terminate the Trust. In no event, however, may such State Trust continue beyond the mandatory termination date set forth in "Summary of Essential Information" in Part I of the Prospectus; provided, however, that prior to such mandatory termination date of a Guaranteed Trust, the Trustee shall not dispose of any Bonds if the retention of such bonds, until due, shall be deemed to be in the best interest of the Certificateholders. In the event of termination, written notice thereof will be sent by the Trustee to all Certificateholders of record on the date the affected State Trust is terminated. Within a reasonable period after termination, the Trustee must sell any Securities remaining in such State Trust, and after paying all expenses and charges incurred by such State Trust, distribute to each Certificateholder, upon surrender for cancellation of his Certificate for Units, his pro rata share of the Interest and Principal Accounts of such State Trust.


Limitations on Liability

The Sponsor: The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Agreement, but will be under no liability to the Certificateholders for taking any action or refraining from any action in good faith or for errors in judgment, except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. The Sponsor shall not be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any Securities.

The Trustee: The Agreement provides that, except by reason of willful misconduct, bad faith, gross negligence or reckless disregard of its obligations and duties, the Trustee shall be under no liability for any action taken in good faith in reliance upon prima facie properly executed documents or for the disposition of monies or Securities, in respect of any evaluation, or otherwise pursuant to its rights, powers or duties; nor shall the Trustee be liable or responsible in any way for depreciation or loss incurred by reason of the sale by the Trustee of any Securities, or for any evaluation made by the Evaluator or any directions or instructions given by the Sponsor. In the event that the Sponsor shall fail to instruct the Trustee as to the disposition of any defaulted Securities, the Trustee may, but shall be under no obligation to, act and shall not be liable for any such action taken by it in good faith. The Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon. In addition, the Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee, whose duties are ministerial, has not participated in the selection of Securities for the State Trusts.

The Evaluator: The Trustee, Sponsor and Certificateholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. The Agreement provides that the determinations made by the Evaluator shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Certificateholders for errors in judgment, except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


EXPENSES OF THE TRUST

The cost of the initial fees of the Trustee's counsel, and all other reasonable expenses in connection therewith, together with all of the cost of registering the Multistate Trust under the Investment Company Act of 1940, as amended, and the Units under the Securities Act of 1933, as amended, shall be borne by the Sponsor.

The Sponsor shall receive no fees from Series 1 through 6 of the Multistate Trust for services performed. The Sponsor will receive, in connection with Series 7 and subsequent Series, a Sponsor's
Annual Fee as set forth in Part I of the Prospectus. The Sponsor's Annual Fee, which is earned for portfolio supervisory services, is based on the number of Units outstanding (or, in the case of Series 7 through 13, on the face amount of underlying Securities) in each State Trust at December 15 of each year. The Sponsor's
Annual Fee, which is not to exceed the maximum amount set forth under "Summary of Essential Information" in Part I of the Prospectus, may exceed the actual costs of providing portfolio supervisory services for this Trust, but at no time will the total amount it receives for portfolio supervisory services rendered to all series of the Trust in any calendar year exceed the aggregate cost to it of supplying such services in such year. See "Investment Supervision." Also, the Sponsor may derive profits from maintaining a secondary market in Units of the State Trusts.

For ordinary services performed under the Agreement, the Trustee will be paid monthly at the rates set forth under "Summary of Essential Information" in Part I of the Prospectus. The Trustee will also benefit to the extent that its return on funds it holds on deposit in the non-interest bearing Interest, Principal and Reserve Accounts of each of the State Trusts created under the Agreement is greater than its cost of advancing, without interest, such amounts as may be necessary to provide distributions to Certificateholders as required by the Agreement. (See "The Trust-Interest and Estimated
Current Return" and "Certificateholders-Trust Distributions.")


The Evaluator shall receive a fee for each evaluation as is set forth under "Summary of Essential Information" in Part I of the Prospectus.

The fees of the Trustee and the Evaluator are payable monthly on or before each Distribution Day for a State Trust, and any Sponsor's Annual Fee is paid annually on December 15, all by deductions from the Interest Account of such State Trust to the extent funds are available, then from the Principal Account of such State Trust. The

Trustee's fee may not be increased for the purpose of compensating the Trustee for any reduction in its fee during the first year of the Multistate Trust. These fees may be increased without approval of the Certificateholders by amounts not exceeding a proportionate increase in the Consumer Price Index entitled "All Services Less Rent," published by the United States Department of Labor, or any equivalent index substituted therefor.

The cost of insurance obtained by a Guaranteed Trust is in the amount set forth under "Summary of Essential Information" in Part
I of the Prospectus so long as such Guaranteed Trust retains the Securities. Premiums, which are Guaranteed Trust obligations, are payable monthly by the Trustee on behalf of such Guaranteed
Trust. As Securities in the portfolio are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium will be reduced in respect of those Securities no longer owned by and held in such Guaranteed Trust. A Guaranteed Trust does not incur any expense for insurance which has been obtained by an issuer of a Pre-insured Bond, since the premium or premiums for such insurance have been paid by such issuer or other party;
any Pre-insured Bonds, however, are additionally insured by such Guaranteed Trust. In the case of Series 23 and subsequent Series, the premium payable for Permanent Insurance and the related custodial fee will be paid solely from the proceeds of the sale of a Bond from a Guaranteed Trust in the event the Trustee exercises the right to obtain Permanent Insurance on such Bond. No premium need be paid by any Guaranteed Trust on Bonds that are Pre-insured by either MBIA or the Corporation.

In addition to the above, the following charges may be incurred by the Multistate Trust: (a) fees for the Trustee's extraordinary services; (b) expenses of the Trustee (including legal and auditing expenses) and of counsel; (c) various governmental charges; (d) expenses and costs of any action taken by the Trustee to protect the Multistate Trust or any of the State Trusts and the rights and interests of the Certificateholders; (e) indemnification of the Trustee for any loss, liabilities and expenses incurred by it in the administration of the Multistate Trust or any of the State Trusts without gross negligence, bad faith or willful misconduct on its part; (f) indemnification of the Sponsor for any loss, liability and expenses incurred by it in acting as depositors of the State Trust without gross negligence, bad faith or willful misconduct; and (g) expenditures incurred in contacting Certificateholders upon termination of any of the State Trusts. The fees and the expenses set forth herein, and advances made by the Trustee in order to eliminate certain fluctuations in periodic distributions
(see "Certificateholders-Trust Distributions"), are payable out of the State Trusts and, when so paid by or owing to the Trustee, secured by a prior lien on such State Trusts.

Fees and expenses of a State Trust shall be deducted from the Interest Account of such State Trust, or to the extent funds are not available in such Account, from the Principal Account of such State Trust. The Trustee may withdraw from such Principal Account or such Interest Account such amounts, if any, as it deems necessary to establish a reserve for any taxes or other governmental charges payable out of such State Trust. Amounts so withdrawn shall be credited to the Reserve Account of such State Trust and shall not be considered a part of such State Trust when determining the value of the Units of such State Trust until such time as the Trustee shall return all or any part of such amounts to the appropriate account. If the balances in the Principal and Interest Accounts are insufficient to provide for amounts payable by the Multistate Trust, or amounts payable to the Trustee which are secured by its prior lien on the Multistate Trust, the Trustee is permitted to sell Securities to pay such amounts.


THE SPONSOR

The Sponsor is a Delaware corporation incorporated in 1977 to succeed to the business of a partnership which resulted from mergers of five New York Stock Exchange member firms. The Sponsor is a wholly-owned subsidiary of The Advest Group, Inc., a financial services holding company. The Sponsor is a registered broker-dealer and provides securities, brokerage, trading, investment banking and other financial services for its clients. The Sponsor is a member of the National Association of Securities Dealers, Inc.
and of the New York Stock Exchange, the American Stock Exchange and other principal exchanges. The principal offices of the Sponsor are located at One Commercial Plaza, 280 Trumbull Street, Hartford, Connecticut 06103. The Sponsor maintains approximately 83 branch offices in 18 states and the District of Columbia. As of March
31, 1995, the total stockholder's equity of the Sponsor was $74,841,000. The Sponsor is entirely owned by The Advest Group, Inc. and is affiliated with Boston Security Counsellors, Inc.

On February 9, 1987, without admitting or denying the findings of fact or conclusions of law contained therein, the Sponsor consented to the entry of an Order (In the Matter of Advest, Inc., Admin. Proceeding File No. 3-6783) by the Commission which imposed a censure of the Sponsor for failure to supervise its registered representatives so as to prevent the overcharging of sales commissions to certain mutual fund customers entitled to volume discounts through rights of accumulation. The Sponsor has refunded such excess commissions together with appreciation thereon to such customers and revised its supervising procedures to address this problem. In connection with this matter, the then Vice President in charge of the Unit Trust and Mutual Fund Departments of the Sponsor has been suspended for 30 days from association with any broker or dealer, subject to his right to petition for review of the initial decision. None of the activities which were the basis for the administrative actions discussed above involved the Sponsor's activities as a Sponsor of the State Trusts.

The foregoing information with respect to the stockholders' equity of the Sponsor relates to the Sponsor only and not to the Multistate Trust. Such information is included in this Prospectus only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out contractual obligations with respect to the Multistate Trust. More comprehensive financial information can be obtained upon request from the Sponsor.

The contract of insurance relating to a Guaranteed Trust and the negotiations in respect thereof represent the only significant relationship between the Insurer (and, in the case of Series 23 and subsequent Series, certain agreements relating to Permanent
Insurance) and such Guaranteed Trust. Otherwise, neither the Insurer nor any associate thereof has any material business relationship, direct or indirect, with any Guaranteed Trust or the Sponsor, except that the Sponsor may from time to time in the normal course of its business, participate as underwriter or as manager or as a member of underwriting syndicates in the distribution of new issues of municipal bonds for which a policy of insurance guaranteeing the payment of interest and principal has been obtained from the Insurer. Although all issues contained in the portfolio are individually insured, neither a Guaranteed Trust, the Units nor the portfolio of such Guaranteed Trust is insured directly or indirectly by the Insurer.


LEGAL OPINIONS

The legality of the Units originally offered hereby and certain matters relating to Federal tax law have been passed upon by Choate, Hall & Stewart, Exchange Place, 53 State Street, Boston, Massachusetts 02109, as counsel for Moseley and the Sponsor for Series 1 through 19 of Multistate Trust. Special Counsel for each State Trust for tax matters relating to the state for which such Trust is named are referred to under "Portfolios - Risk Factors and Tax Status" in Part I of the Prospectus. Booth & Baron, 122 East 42nd Street,
New York, New York 10168 has acted as counsel for the Trustee and as special counsel for the Multistate Trust for New York tax matters for Series 1 through 19 of Multistate Trust. Tanner Propp
& Farber, 99 Park Avenue, New York, New York 10016, has acted as counsel for the Trustee and as special counsel for the Multistate Trust for New York tax matters for Series 20 and subsequent Series. Brown & Wood, One World Trade Center, New York, New York 10048 have acted as special counsel for Moseley and the Sponsor with respect to Multistate Trust Series
20 and subsequent Series.


AUDITORS

The financial statements of the Multistate Trust included in Part
I of the Prospectus have been examined by BDO Seidman, LLP, independent certified public accountants, as stated in their opinion appearing herein, and are included herein in reliance upon such opinion given upon the authority of that firm as experts in accounting and auditing.


DESCRIPTION OF BOND RATINGS

Standard & Poor's: A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

        I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

        II.     Nature of provisions of the obligation; and

        III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA-Bonds rated AAA have the highest rating assigned by Standard
& Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA-Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A-Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB-Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC-Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project.
This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

NR-Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of obligation as a matter of policy.

Moody's Investors Service, Inc.: A brief description of the applicable Moody's Investor Service rating symbols and their meanings follow:

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa-Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have few speculative characteristics as well.

Ba-Bonds which are rated Ba are judged to have speculative elements;
their future cannot be considered as well as assured. Often the protection of interest and principal payment may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Con. (. . .)-Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. Although Industrial Revenue Bonds and Environmental Control Revenue Bonds are tax-exempt issues, they are included in the corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Moody's does not apply numerical modifiers other than Aa1, A1, and Baa1, which are described above, in its municipal bond rating system.


                       TABLE OF CONTENTS
                     for Prospectus, Part II

                                                        Page
                                                        ______
The Trust                                                1
        Objectives                                       1
        Organization                                     3
        Portfolio                                        3
        General Considerations                           4
        Guaranteed Trust Insurance                      13
        Interest, Estimated Current Return and
          Estimated Long-Term Return                    18
        Tax Status of the Trust                         19
Public Offering of Units                                22
        Public Offering Price                           22
        Accrued Interest                                22
        Method of Evaluation                            23
        Comparison of Public Offering Price, Sponsor's
          Repurchase Price and Redemption Price         24
        Distribution of Units                           25
        Market for Units                                25
        Redemption                                      26
        Unit Evaluation                                 28
 Certificateholders                                     28
        Description of Certificate                      28
        Trust Distributions                             28
        Statements to Certificateholders                29
        Rights of Certificateholders                    30
Automatic Reinvestment Plan                             30
Investment Supervision                                  31
Administration of the Trust                             32
        The Trustee                                     32
        The Evaluator                                   33
        Successor Sponsor                               33
Amendment and Termination of the Agreement              34
Limitations on Liability                                34
Expenses of the Trust                                   35
The Sponsor                                             36
Legal Opinions                                          37
Auditors                                                38
Description of Bond Ratings                             38

            _____________________________________

This Prospectus does not contain all of the information set forth in the registration statement and exhibits relating thereto, filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, and to which reference is made.

            _____________________________________

No person is authorized to give any information or to make any representations not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Trust, the Trustee, the Evaluator, or the Sponsor. The Trust is registered as a unit investment trust under the Investment Company Act of 1940. Such registration does not imply that the Trust or any of its Units have been guaranteed, sponsored, recommended or approved by the United States or any state or any agency or officer thereof.

            _____________________________________

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such an offer in such state.







            _____________________________________



                         MULTISTATE TAX
                           EXEMPT UNIT
                        TRUST PROSPECTUS

                           Series 1-7

                              and

                        MULTISTATE TRUST

                            Series 8
                      and Subsequent Series




            _____________________________________



                            Sponsor:

                          ADVEST, INC.

                      One Commercial Plaza
                  280 Trumbull Street Hartford,
                        Connecticut 06103
                         (203) 525-1421







   PART II. ADDITIONAL INFORMATION NOT REQUIRED IN PROSPECTUS


Item A - Bonding Arrangements
   The employees of Advest, Inc. are covered under a Brokers Blanket Policy, Standard Form 14, in the amount of $20,000,000.

Item B - Contents of Registration Statement
   This Post-Effective Amendment to the Registration Statement on
Form S-6 comprises the following papers and documents:

The facing sheet on Form S-6.
The Cross-Reference Sheet (previously filed).
The Prospectus.
Signatures.
Written Consent of the following persons:
  Choate, Hall & Stewart (previously filed).
  Brown & Wood (previously filed).
  Booth & Baron (previously filed).
  Various state tax counsel (previously filed).
  BDO Seidman, LLP.
The following exhibits:
 *4.1 - Consent of Securities Evaluation Service, Inc., as Evaluator.

________
*Filed herewith.



                           SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, Multistate Trust, Series 31, certifies that it meets all of the requirements for effectiveness of this Post-Effective
Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford and State of Connecticut on the 29th day of September, 1995.

                 Signatures appear on page II-3

A majority of the Board of Directors of Advest, Inc. have signed this Post-Effective Amendment to the Registration Statement pursuant to powers of attorney on file with the Commission authorizing the person signing this Post-Effective Amendment to the Registration Statement.


Page II-1



                       CONSENT OF COUNSEL

The consent of Choate, Hall & Stewart to the use of their name in the Prospectus included in the Registration Statement is contained in their opinion previously filed as Exhibit 3.1.

The consent of Brown & Wood to the use of their name in the Prospectus included in the Registration Statement is contained in their opinion previously filed as Exhibit 3.1.1.

    The consent of Booth & Baron to the use of their name in the Prospectus included in the Registration Statement is contained in their opinion previously filed as Exhibit 3.1.2.

    The consent of the various state tax counsel to the use of their names in the Prospectus included in the Registration Statement is contained in their opinions previously filed as Exhibit 3.2 et seq.






       __________________________________________________





                CONSENT OF INDEPENDENT AUDITORS

The Sponsor and Trustee of   Multistate Trust Series 31:

    We hereby consent to the use in Post-Effective Amendment No. 9 to Registration Statement No. 33-5688 of our opinion dated June 30, 1995, except for Note 5, which is as of September 1, 1995, relating to the Financial Statements of Multistate Trust, Series 31, and to the references to us in the prospectus which is part of such Registration Statement.




BDO SEIDMAN, LLP

Woodbridge, New Jersey
September 29, 1995


Page II-2



Multistate Trust
Series 31

By:             ADVEST, INC.
                  (Sponsor)


By: ______________________________________________
        (Lee G. Kuckro, Vice President)



By the following persons, who constitute a majority of the Board of Directors of Advest, Inc.

Allen G. Botwinick
George A. Boujoukos
Donald J. Cristo
Edward Fernberger
Gerald A. Guild
Lee G. Kuckro
Grant W. Kurtz
Martin Lilienthal
Howard R. Merriman, Jr.
Paul Nussbaum
Jay H. Salkin
Philip M. Skidmore
Raymond T. Waller
Allen Weintraub


By: ______________________________________________
              (Lee G. Kuckro, as
               Attorney-in-Fact
        for the persons listed above)


Page II-3